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                                                                   Exhibit 10.12

                                                                  EXECUTION COPY

                           OMNIBUS AMENDMENT AGREEMENT

         This OMNIBUS AMENDMENT AGREEMENT, dated as of March 31, 1999 (this "Omnibus Amendment Agreement"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-1 Agreement"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-2 Agreement"), (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement"; and collectively with the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender); and

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the Residual Financing Agreements as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

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         2. TRANSACTION SPECIFIC AMENDMENTS.

            (a) THE 97-1 AGREEMENT AMENDMENTS. The 97-1 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (a) are, unless otherwise indicated, used as defined in the 97-1 Agreement):

                  (i) Section 1. DEFINITIONS. Section 1 of the 97-1 Agreement is hereby amended as follows:

                           (A) The following definition of "Additional Collateral Release Condition" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Additional Collateral Release
                                    Condition" means, as of any date of
                                    determination, if the Cumulative Actual
                                    Advance Rate for such date does not exceed
                                    75%.

                           (B) The following definition of "Advance Rate " is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Advance Rate " means, as of any
                                    Calculation Date, the percentage equivalent of a fraction, the numerator of which shall equal the aggregate unpaid principal balance of the Loans, and the denominator of which shall equal the Present Value of the Collateral, in each case measured as of such Calculation Date; provided that solely for purposes of determining the Advance Rate at any time from March 31, 1999 to May 31, 1999, the aggregate unpaid principal balance of the Loans shall be deemed to be reduced by the Paydown Balance. The Advance Rate shall be determined in accordance with
                                    Section 3.12(a)

                           (C) The following definition of "Average Default Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Average Default Rate" means, as of
                                    any Calculation Date, the lesser of (i) the arithmetic average of the Default Rates for the most recent three months as reported in the related Servicer's Certificates and (ii) the arithmetic average of the Default Rates for the most recent six months as reported in the related Servicer's Certificates.

                           (D) The following definition of "Calculation Date" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

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                                             "Calculation Date" has the meaning
                                    assigned thereto in the Section 3.12 hereto.

                           (E) The following definition of "Cumulative Actual Advance Rate" is hereby added to the 97-1 Agreement in the appropriate alphabetical order:

                                             "Cumulative Actual Advance Rate"
                                    means, as of any date, the percentage
                                    equivalent of a fraction, (a) the numerator of which shall equal the sum of (i) the aggregate unpaid principal balance of the Loans hereunder on such date and (ii) the aggregate outstanding principal balance of all loans under each Other Residual Financing Agreement as of such date and (b) the denominator of which shall equal the sum of (i) the Present Value of the Collateral hereunder (determined as of the most recent date calculated in accordance with Section 3.12(a)) and (ii) the aggregate present value of all collateral securing Borrower's obligations to Lender under and as determined in each Other Residual Financing Agreement (determined as of the most recent date specified in each such Other Residual Financing Agreement; provided that, for purposes of this definition, with respect to the determination of the present value of collateral under any Other Residual Financing Agreement during the first six months of its effectiveness, such determination shall be deemed to equal the initial determination of the present value of the collateral under and as determined in such Other Residual Financing Agreement in connection with the initial borrowing thereunder).

                           (F) The following definition of "Default Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Default Rate" means, with respect
                                    to any Collection Period, the product of (i) twelve and (ii) a fraction, expressed as a percentage, (a) the numerator of which is the sum of (1) the aggregate of the Principal Balances of all Receivables that became Defaulted Receivables during such Collection Period and (2) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables during such Collection Period that were 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) with respect to more than 5% of a Scheduled Payment at the time of such repurchase and
                                    (b) the denominator of which is equal to the arithmetic average of the Pool Balance as of the end of

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                                    such Collection Period and the
                                    Pool Balance as of the end of the
                                    immediately preceding Collection Period.

                           (G) The following definition of "Discount Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Discount Rate" means 15% per
                                    annum.

                           (H) The following definition of "Maintenance Advance Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Maintenance Advance Rate" means,
                                    as of any Calculation Date, the rate which is 5% in excess of the Target Advance Rate with respect to such date.

                           (I) The definition of "Maturity Date" is hereby amended and restated in its entirety to read as follows:

                                             "Maturity Date" means March 31,
                                    2000 (or if such day is not a Business Day, the next preceding Business Day); provided that if, prior to such date, the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof or the Originator or Servicer exercises its option to purchase the corpus of the Trust as provided in
                                    Section 10.02 of the Pooling and Servicing
                                    Agreement, the Maturity Date shall be the date of such termination or purchase, as the case may be.

                           (J) The following definition of "Monthly Recovery Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Monthly Recovery Rate" means, with
                                    respect to any Collection Period, a
                                    fraction, the numerator of which shall equal the sum of all Liquidation Proceeds and Recoveries for such Collection Period, and the denominator of which shall equal the sum of the principal balances of all Receivables which were actually liquidated during such Collection Period, in each case as reported in the related Servicer's Certificate.

                           (K) The following definition of "Paydown Balance" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

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                                             "Paydown Balance" has the meaning
                                    assigned thereto in the last sentence of
                                    Section 2.5 hereto.

                           (L) The following definition of "Prepayment Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Prepayment Rate" means as of any
                                    Calculation Date, the cumulative ABS rate
                                    (calculated according to the Uniform
                                    Practices for the Clearance and Settlement of Mortgage-Backed Securities and Other Related Securities of the Public Securities Association) for the most recent three months, calculated using the Principal Balance, APR, original term to maturity and remaining term to maturity of the Receivables as reported in the related Servicer's Certificates.

                           (M) The following definition of "Present Value of the Collateral" is hereby added to
                                    Section 1 of the 97-1 Agreement in the
                                    appropriate alphabetical order:

                                             "Present Value of the Collateral"
                                    means, as of any Calculation Date, in the case of the Excess Cash Flow Certificate, the then current present value thereof, determined based upon the Valuation Rates (as modified by the Valuation Model) and calculated in accordance with Section 3.12(a), and in all other cases, the then current market value of the Collateral.

                           (N) The following definition of "Recovery Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Recovery Rate" means, as of any
                                    Calculation Date, the arithmetic average of the Monthly Recovery Rates for the most recent three months.

                           (O) The following definition of "Target Advance Rate" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Target Advance Rate" means, for
                                    any Calculation Date, 80%.

                           (P) The following definition of "Valuation Model" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

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                                             "Valuation Model" means, a
                                    proprietary cash flow valuation model in computer spread sheet form to be used by Lender in calculating the Present Value of the Collateral and making related calculations on each Calculation Date, consistent with the valuation model used by Lender to determine the increase in the amount of the Loans (as such term is defined in the 98-1 Agreement and the 98-2 Agreement, as applicable) under the 98-1 Agreement and the 98-2 Agreement and the reduction of Loans hereunder and the Loans (as such term is defined in the 97-2 Agreement) under the 97-2 Agreement and the transactions contemplated hereby.

                           (Q) The following definition of "Valuation Rates" is hereby added to Section 1 of the 97-1 Agreement in the appropriate alphabetical order:

                                             "Valuation Rates" means,
                                    collectively, the Prepayment Rate, the
                                    Average Default Rate, the Recovery Rate and the Discount Rate.

                  (ii) Section 2.5 of the 97-1 Agreement is hereby amended by adding the following sentence to the end of such
                           Section:

                           Without limiting the foregoing, Borrower agrees repay the following aggregate principal balance of the Loans, in each case together with accrued and unpaid interest thereon to but excluding the date of repayment, on the following dates (x) U.S. $1,361,104.50 on or prior to April 30, 1999 (or if such day is not a Business Day, on the preceding Business Day) and (y) U.S. $1,361,104.50 on or prior to May 31, 1999 (or if such day is not a Business Day, on the preceding Business Day) (the sum of the amounts set forth in clauses (x) and (y) above, the "Paydown Balance").

                  (iii) The 97-1 Agreement is hereby amended by adding the following Sections 3.12 and 3.13:

                                    Section 3.12. ADVANCE RATE MAINTENANCE;
                           RELEASE OF EXCESS COLLATERAL. (a) Lender shall determine the Present Value of the Collateral and the Advance Rate monthly within five Business Days following each Remittance Date based upon the Valuation Rates as modified by the Valuation Model (each such date of determination, a "Calculation Date").

                                    (b) In the event that as of any Calculation
                           Date the Advance Rate exceeds the Maintenance Advance Rate, (i) Borrower shall, within one Business Day of such Calculation Date, pay down the Loan or pledge additional Collateral (and comply with the provisions of Section 8.2(b)(ii)

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                           in respect thereof) in the amount necessary to
                           cause the Advance Rate not to exceed the Maintenance Advance Rate and (ii) until such time as the Advance Rate equals or is less than the Maintenance Advance Rate, all funds received by Borrower in respect of and Proceeds of all Collateral shall be remitted by Borrower to Lender in the manner set forth in Section 2.7(b) and applied in the manner set forth in Section 2.7(c).

                                    (c) After the first Calculation Date on
                           which the Advance Rate exceeds the Maintenance Advance Rate, in the event that at the determination of the Advance Rate as contemplated in Section 3.12(a) (after such first Calculation Date) the Advance Rate is less than the Target Advance Rate by an amount such that, after giving effect to a release of a Pledged Security (such released security, a "Designated Security") as Collateral hereunder, the Advance Rate would continue to be less than the Target Advance Rate, Borrower may request (subject to the conditions set forth in the next sentence) that Lender release such Designated Security to Borrower. So long as no Event of Default or Other RF Event of Default has occurred and is continuing and so long as the Additional Collateral Release Condition is satisfied, Lender will release and deliver such Designated Security to Borrower within five (5) Business Days following such request, unless Lender reasonably determines that, after giving effect to such release, the Advance Rate would no longer continue to be less than the Target Advance Rate.

                                    Section 3.13. VALUATION MODEL. In connection
                           with Lender's use of the Valuation Model, Borrower, Guarantor and Lender each expressly acknowledge and agree as follows:

                                    (a) Lender shall be entitled, in the case of
                           any manifest error or manifest inaccuracy contained in the Valuation Model, to revise or modify the Valuation Model to correct any such error or inaccuracy and shall, as soon as reasonably practicable, provide notice to Borrower of error or inaccuracy. Following the revision or modification of such revised or modified Valuation Model, all calculations of the Present Value of the Collateral and all related calculations shall be made on all subsequent Calculation Dates in accordance with such Valuation Model as so revised or modified.

                                    (b) Borrower and Guarantor hereby
                           acknowledge and agree that the Valuation Model is proprietary to Lender, and that the Valuation Model shall not be used by Borrower or Guarantor, or any of their respective affiliates, subsidiaries, directors, officers, agents or employees, as applicable (collectively, the "AMC Group"), for any purpose other than determining the Present Value of the Collateral and making relating

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                           calculations in connection therewith, and shall at
                           all times be maintained by each member of the AMC Group as confidential.

                                    (c) Lender makes no representation or
                           warranty (whether express or implied, oral or written) as to the accuracy or completeness, or fitness for a particular use, of the Valuation Model, and assumes no responsibility whatsoever to any member of the AMC Group in connection with any use of such Valuation Model and, consequently, no member of the AMC Group is relying upon Lender or the Valuation Model in such regard.

                                    (d) In consideration of Lender's creation
                           and use of the Valuation Model, for which Lender is not receiving any compensation, each member of the AMC Group hereby unconditionally and irrevocably releases and discharges Lender and its respective affiliates, directors, officers, agents, employees and representatives from, and agrees to indemnify, hold harmless and reimburse any such party or parties with respect to, any and all actions, liabilities, losses, damages or claims of any kind or nature whatsoever (including, without limitation, reasonable attorney's fees and expenses), as incurred, that may be imposed on or incurred by or asserted against any such party or parties in any way relating to or arising out of the use of such Valuation Model.

            (b) THE 97-2 AGREEMENT AMENDMENTS. The 97-2 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (b) are, unless otherwise indicated, used as defined in the 97-2 Agreement):

                  (i) Section 1. DEFINITIONS. Section 1 of the 97-2 Agreement is hereby amended as follows:

                           (A) The definition of "Default Rate" is hereby amended and restated in its entirety to read as follows:

                                             "Default Rate" means, with respect
                                    to any Collection Period, the product of (i) twelve and (ii) a fraction, expressed as a percentage, (a) the numerator of which is the sum of (1) the aggregate of the Principal Balances of all Receivables that became Defaulted Receivables during such Collection Period and (2) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables during such Collection Period that were 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) with respect to more than 5% of a Scheduled Payment at the time of such repurchase and
                                    (b) the denominator of which is equal to the arithmetic average of the Pool Balance as of the end of

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                                    such Collection Period and the Pool
                                    Balance as of the end of the immediately preceding Collection Period.

                           (B) The definition of "Valuation Model" is hereby amended by adding the following phrase at the end of such definition:

                                             ", consistent with the valuation
                                    model used by Lender to determine the
                                    increase in the amount of the Loans (as such term is defined in the 98-1 Agreement and the 98-2 Agreement, as applicable) under the 98-1 Agreement and the 98-2 Agreement and the reduction of Loans hereunder and the Loans (as such term is defined in the 97-1 Agreement) under the 97-1 Agreement and the transactions contemplated hereby."

            (c) THE 98-1 AGREEMENT AMENDMENTS. The 98-1 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (c) are, unless otherwise indicated, used as defined in the 98-1 Agreement):

                  (i) Section 1. DEFINITIONS. Section 1 of the 98-1 Agreement is hereby amended as follows:

                           (A) The definition of "Additional Advance " is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                                             "Additional Advance" has the
                                    meaning assigned to thereto in Section 2.1 hereof.

                           (B) The definition of "Default Rate" is hereby amended and restated in its entirety to read as follows:

                                             "Default Rate" means, with respect
                                    to any Collection Period, the product of (i) twelve and (ii) a fraction, expressed as a percentage, (a) the numerator of which is the sum of (1) the aggregate of the Principal Balances of all Receivables that became Defaulted Receivables during such Collection Period and (2) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables during such Collection Period that were 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) with respect to more than 5% of a Scheduled Payment at the time of such repurchase and
                                    (b) the denominator of which is equal to the arithmetic average of the Pool Balance as of the end of such Collection Period and the Pool Balance as of the end of the immediately preceding Collection Period.

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                           (C)      The definition of "Loan" is hereby amended
                                    by adding the following proviso at the end of such definition: ", provided that the term "Loan" shall for all purposes include the Additional Advance."

                           (D) The definition of "Target Advance Rate" is hereby amended and restated in its entirety to read as follows:

                                             "Target Advance Rate" means, for
                                    any Calculation Date, 80%.

                           (E) The definition of "Valuation Model" is hereby amended by adding the following phrase at the end of such definition:

                                             ", consistent with the valuation
                                    model used by Lender to determine the
                                    increase in the amount of the Loan hereunder and the Loan (as such term is defined in the 98-2 Agreement) under the 98-2 Agreement and the reduction of Loans (as such term is defined in the 97-1 Agreement and the 97-2 Agreement, as applicable) under the 97-1 Agreement and the 97-2 Agreement and the transactions contemplated hereby.

                  (ii) Section 2.1 of the 98-1 Agreement is hereby amended by adding the following sentences to the end of such
                           Section:

                           "Subject to the terms and conditions of this Agreement, Lender agrees to lend to Borrower on March 31, 1999, an aggregate principal amount of U.S. $4,303,898.00 (Four Million Three Hundred Three Thousand Eight Hundred Ninety Eight Dollars) (the "Additional Advance"). The proceeds of the Additional Advance will be used by Borrower to pay Lender amounts owed in respect of Loans (as such defined in the 97-1 Agreement and the 97-2 Agreement, as applicable) under the 97-1 Agreement and the 97-2 Agreement. The Additional Advance shall increase the unpaid principal balance of the Loan and shall constitute part of the Loan for all purposes."

                  (iii) Section 2.3(a) of the 98-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           "Borrower shall execute and deliver to Lender on or prior to March 31, 1999 a replacement Note evidencing the increase in the amount of the Loan as a result of the Additional Advance pursuant to Section 2.1."

            (d) THE 98-2 AGREEMENT AMENDMENTS. The 98-2 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (d) are, unless otherwise indicated, used as defined in the 98-2 Agreement):

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                  (i)      Section 1. DEFINITIONS. Section 1 of the 98-2
                           Agreement is hereby amended as follows:

                           (A) The definition of "Additional Advance " is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                                             "Additional Advance" has the
                                    meaning assigned to thereto in Section 2.1 hereof.

                           (B) The definition for "Default Rate" is hereby amended and restated in its entirety to read as follows:

                                             "Default Rate" means, with respect
                                    to any Collection Period, the product of (i) twelve and (ii) a fraction, expressed as a percentage, (a) the numerator of which is the sum of (1) the aggregate of the Principal Balances of all Receivables that became Defaulted Receivables during such Collection Period and (2) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables during such Collection Period that were 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) with respect to more than 5% of a Scheduled Payment at the time of such repurchase and
                                    (b) the denominator of which is equal to the arithmetic average of the Pool Balance as of the end of such Collection Period and the Pool Balance as of the end of the immediately preceding Collection Period.

                           (C) The definition of "Loan" is hereby amended by adding the following proviso at the end of such definition: "; provided that the term "Loan" shall for all purposes include the Additional Advance."

                           (D) The definition of "Valuation Model" is hereby amended by adding the following phrase at the end of such definition:

                                             ", consistent with the valuation
                                    model used by Lender to determine the
                                    increase in the amount of the Loan hereunder and the Loan (as such term is defined in the 98-1 Agreement) under the 98-1 Agreement and the reduction of Loans (as such term is defined in the 97-1 Agreement and the 97-2 Agreement, as applicable) under the 97-1 Agreement and the 97-2 Agreement and the transactions contemplated hereby.

                  (ii) Section 2.1 of the 98-2 Agreement is hereby amended by adding the following sentences to the end of such
                           Section:

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                           "Subject to the terms and conditions of this
                           Agreement, Lender agrees to lend to Borrower on March 31, 1999, an aggregate principal amount of U.S. $300,000.00 (Three Hundred Thousand Dollars) (the "Additional Advance"). The proceeds of the Additional Advance will be used by Borrower to pay Lender amounts owed in respect of Loans (as such term is defined in the 97-1 Agreement and the 97-2 Agreement, as applicable) under the 97-1 Agreement and the 97-2 Agreement. The Additional Advance shall increase the unpaid principal balance of the Loan and shall constitute part of the Loan for all purposes."

                  (iii) Section 2.3(a) of the 98-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           "Borrower shall execute and deliver to Lender on or prior to March 31, 1999 a replacement Note evidencing the increase in the amount of the Loan as a result of the Additional Advance pursuant to Section 2.1."

         3. OMNIBUS AMENDMENTS.

                  (i) Section 2.5 of each of the 98-1 Agreement and the 98-2 Agreement is hereby amended by deleting the phrase "the last sentence of Section 2.7(a)" and replacing it with the following reference: "Section 2.7(b)".

                  (ii) The definition of "Present Value of the Collateral" in each of the 97-2 Agreement, the 98-1 Agreement and the 98-2 Agreement is hereby amended by inserting the following parenthetical phrase after the term "Valuation Rates" where it appears therein: "(as modified by the Valuation Model)".

                  (iii) Section 3.12 of each of the 97-2 Agreement, the 98-1 Agreement and the 98-2 Agreement is hereby amended by inserting the words " as modified by the Valuation Model" after the term "Valuation Rates" where it appears therein.

                  (iv) Section 5 of each Residual Financing Agreement is hereby amended by adding the following covenant the end of such Section:

                                    "YEAR 2000 COMPLIANCE. Guarantor shall
                           demonstrate on or prior to September 30, 1999 to Lender's satisfaction (which shall be in Lender's sole discretion) that the Guarantor's computer systems are Year 2000 Compliant. "Year 2000 Compliant" means generally that neither performance nor functionality of any computer hardware or software is affected by dates prior to, during, or after the Year 2000. In particular: (a) no value for current date will cause any interruption in operation; (b) date based functionality must behave consistently for dates prior to, during and after the Year 2000; (c) in all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or interferencing rules; and (d) Year 2000 must be recognized as a leap year.

                  (v) The defined terms "97-1 Agreement," "97-2 Agreement," "98-1 Agreement" and "98-2 Agreement" shall be used in the Residual Financing Agreements as defined herein; provided that when used in the Residual Financing Agreements such terms shall include amendments, supplements and modifications thereto in accordance with their terms after the date hereof.

                  (vi) For the avoidance of doubt, the parties hereto acknowledge and agree that Exhibit G to each Residual Financing Agreement contains references to each other Residual Financing Agreement.

                  (vii) For the avoidance of doubt, the parties hereto acknowledge and agree that the term "Other RF Obligations" under each Residual Financing Agreement includes all obligations of Guarantor, as borrower, to Lender under the Warehouse Lending Agreement and the Security Agreement, and that Exhibit G to each Residual Financing Agreement contains a reference to the Warehouse Lending Agreement and the Security Agreement.

         4. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Omnibus Amendment Agreement, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in Exhibit A hereto.

         5. CONDITIONS SUBSEQUENT TO AMENDMENT. The obligations of Lender to enter into this Omnibus Amendment Agreement, and to perform its obligations hereunder, are subject to the fulfillment of each condition subsequent set forth in Exhibit B hereto (each an "Amendment Condition Subsequent") on or prior to the dates specified for each such Amendment Condition Subsequent in Exhibit B hereto (each such date, an "Expiration Date"). In the event that any Amendment Condition Subsequent is not fulfilled on or prior to its related Expiration Date, this Omnibus Amendment Agreement shall be of no force and effect AB INITIO and shall not be binding on the parties hereto.

         6. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Omnibus Amendment Agreement.

         7. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

            (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

            (b) All presently outstanding and new Loans, as defined in each Residual Financing Agreement, made under such Residual Financing Agreement (including without limitation in the case of the Loan under and as defined in the 98-1 Agreement and the Loan under and as defined in the 98-2 Agreement, the Additional Advance made under the 98-1 Agreement and the 98-2 Agreement, as applicable) (together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

            (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Omnibus Amendment Agreement and to perform its obligations under this Omnibus Amendment Agreement and each Residual Financing Agreement as amended by this Omnibus Amendment Agreement, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Omnibus Amendment Agreement and the performance of its obligations under this Omnibus Amendment Agreement and each Residual Financing Agreement as amended by this Omnibus Amendment Agreement, (iii) this Omnibus Amendment Agreement has been duly executed and delivered by it, (iv) each of this Omnibus Amendment Agreement and each Residual Financing Agreement as amended by this Omnibus Amendment Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (v) after giving effect to this Omnibus Amendment Agreement, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

            (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct and is hereby restated and affirmed.

            (e) Each covenant contained in the each Residual Financing Agreement is hereby restated and affirmed.

            (f) Lender hereby confirms that, after giving effect to the application of (i) the proceeds of the Additional Advance made on the date hereof pursuant to Section 2.1 of the 98-1 Agreement, (ii) the proceeds of the Additional Advance made on the date hereof pursuant to Section 2.1 of the 98-2 Agreement and (iii) the payment made by Borrower on the date hereof as set forth in paragraph 5 of Exhibit A hereto, the aggregate unpaid principal balance of the Loans under the 97-1 Agreement shall equal $9,072,152.23 and the aggregate unpaid principal balance of the Loan under the 97-2 Agreement shall equal $9,661,209.04, in each case as of the date hereof.

         8. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Omnibus Amendment Agreement.

         9. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Omnibus Amendment Agreement shall control.

         10. GOVERNING LAW. THIS OMNIBUS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. SEVERABILITY. Any provision of this Omnibus Amendment Agreement or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

         12. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

         13. HEADINGS. The headings appearing in this Omnibus Amendment Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Omnibus Amendment Agreement.

         14. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                              LONG BEACH ACCEPTANCE
                                              RECEIVABLES CORP., as Borrower

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              LONG BEACH ACCEPTANCE CORP., as
                                              Guarantor

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              GREENWICH CAPITAL FINANCIAL
                                              PRODUCTS, INC., as Lender

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Replacement Promissory Notes executed by Borrower under the 98-1 Agreement and the 98-2 Agreement (in the forms attached as Exhibits E and F, respectively, to this Omnibus Amendment Agreement).

         2. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Omnibus Amendment Agreement, in the form attached to this Omnibus Amendment Agreement as Exhibit C.

         3. Letter of Ameriquest Mortgage Company acknowledging that each of the AMC Guarantees relates to the related Residual Financing Agreement as amended by this Omnibus Amendment Agreement, in the form attached to this Omnibus Amendment Agreement as Exhibit D.

         4. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

         5. The Lender shall have received from Borrower on or prior to March 31, 1999 an aggregate amount equal to U.S. $2,588,107.78, to be applied by Lender in respect of amounts owed under the 97-1 Agreement and the 97-2 Agreement.

                                                                       EXHIBIT B
                              CONDITIONS SUBSEQUENT

Borrower shall cause the following Amendment Conditions Subsequent to occur by the Expiration Dates specified:

         1. Borrower shall repay U.S. $1,361,104.50 aggregate principal balance of the Loans under the 97-1 Agreement (together with accrued but unpaid interest thereon to but excluding the date of repayment) on or prior to April 30, 1999 (or if such day is not a Business Day, on the preceding Business Day).

         2. Borrower shall repay U.S. $1,361,104.50 aggregate principal balance of the Loans under the 97-1 Agreement (together with accrued but unpaid interest thereon to but excluding the date of repayment) on or prior to May 31, 1999 (or if such day is not a Business Day, on the preceding Business Day).

         3. Opinion of Dewey Ballantine, special counsel to Borrower and Guarantor, in form and substance satisfactory to Lender, shall be delivered to Lender on or prior to April 15, 1999.

         4. Secretary's Certificate and Incumbency Certificate of Borrower (including certified resolutions of Borrower's board of directors relating to the Residual Financing Agreements as amended by this Omnibus Amendment Agreement), in form and substance satisfactory to Lender, shall be delivered to Lender on or prior to April 15, 1999.

         5. Secretary's Certificate and Incumbency Certificate of Guarantor (including certified resolutions of Guarantor's board of directors relating to the Residual Financing Agreements as amended by this Omnibus Amendment Agreement), in form and substance satisfactory to Lender, shall be delivered to Lender on or prior to April 15, 1999.

                                                                       EXHIBIT C
                                [LBAC LETTERHEAD]

                                   March 31, 1999



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement"; and collectively with the Original 97-1 Agreement, the Original 97-2 Agreement and the Original 98-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (v) the Guarantee by Guarantor dated as of March 31, 1997 (the "97-1 Guarantee") in favor of Lender,
(vi) the Guarantee by Guarantor dated as of August 27, 1997 (the "97-2 Guarantee") in favor of Lender, (vii) the Guarantee by Guarantor dated as of January 30, 1998 (the "98-1 Guarantee") in favor of Lender, (viii) the Guarantee by Guarantor dated as of November 25, 1998 (the "98-2 Guarantee"; and collectively with the 97-1 Guarantee, the 97-2 Guarantee and the 98-1 Guarantee, the " Guarantees", and each individually, an "Guarantee") in favor of Lender, and (ix) the Omnibus Amendment Agreement dated as of March 31, 1999 (the "Omnibus Amendment Agreement") among Borrower, Guarantor and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement and the Original 98-2 Agreement, as amended by the Omnibus Amendment Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement," the "97-2 Agreement," the "98-1 Agreement" and the "98-2 Agreement," respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation, in the case of the 98-1 Agreement, the Additional Advance made thereunder, and in the case of the 98-2 Agreement, the Additional Advance made thereunder) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees remain in full force and effect and are hereby ratified and confirmed in all respects.

                                                Very truly yours,

                                                LONG BEACH ACCEPTANCE CORP.


                                                By:   __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT D
                                [AMC LETTERHEAD]

                                  March 31, 1999



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("LBAC") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, LBAC and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, LBAC and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement"; and collectively with the Original 97-1 Agreement, the Original 97-2 Agreement and the Original 98-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, LBAC and Lender, (v) the LBMC Guarantee by Ameriquest Mortgage Company (as successor of Long Beach Mortgage Company) dated as of March 31, 1997 (the "97-1 AMC Guarantee") in favor of Lender, (vi) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 27, 1997 (the "97-2 AMC Guarantee") in favor of Lender, (vii) the AMC Guarantee by Ameriquest Mortgage Company dated as of January 30, 1998 (the "98-1 AMC Guarantee") in favor of Lender, (viii) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"; and collectively with the 97-1 AMC Guarantee, the 97-2 AMC Guarantee and the 98-1 AMC Guarantee, the "AMC Guarantees", and each individually, an "AMC Guarantee") in favor of Lender, (ix) the Guarantee by LBAC dated as of March 31, 1997 (the "97-1 LBAC Guarantee") in favor of Lender, (x) the Guarantee by LBAC dated as of August 27, 1997 (the "97-2 LBAC Guarantee") in favor of Lender, (xi) the Guarantee by LBAC dated as of January 30, 1998 (the "98-1 LBAC Guarantee") in favor of Lender, (xii) the Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee"; and collectively with the 97-1 LBAC Guarantee, the 97-2 LBAC Guarantee and the 98-1 LBAC Guarantee, the "LBAC Guarantees", and each individually, a "LBAC Guarantee") in favor of Lender, and
(xiii) the Omnibus Amendment Agreement dated as of March 31, 1999 (the "Omnibus Amendment Agreement") among Borrower, LBAC, as guarantor, and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original

98-1 Agreement and the Original 98-2 Agreement, as amended by the Omnibus Amendment Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement," the "97-2 Agreement," the "98-1 Agreement" and the "98-2 Agreement," respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation, in the case of the 98-1 Agreement, the Additional Advance made thereunder, and in the case of the 98-2 Agreement, the Additional Advance made thereunder) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, and (iv) all of the terms of the AMC Guarantees remain in full force and effect and are hereby ratified and confirmed in all respects.

                                                Very truly yours,

                                                AMERIQUEST MORTGAGE COMPANY


                                                By:   __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT E
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                  March 31, 1999

Amount: U.S. $10,803,898.00

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of TEN MILLION EIGHT HUNDRED THREE THOUSAND EIGHT HUNDRED NINETY EIGHT DOLLARS (U.S. $10,803,898.00) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of January 30, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                       LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                       By:    __________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT F
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                  March 31, 1999

Amount: U.S. $3,000,000.00

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of THREE MILLION DOLLARS (U.S. $3,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made by Lender to Borrower pursuant to the Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of November 25, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                       LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                       By:    __________________________________
                                              Name:
                                              Title:

                                                                  EXECUTION COPY



                        OMNIBUS AMENDMENT AGREEMENT NO. 2

         This OMNIBUS AMENDMENT AGREEMENT NO. 2, dated as of August 12, 1999 (this "Omnibus Amendment Agreement"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-1 Agreement"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-2 Agreement"), (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement") and (v) the Credit and Security Agreement dated as of August 12, 1999 (the "99-1 Agreement" and, collectively with the 97-1 Agreement, the 97-2 Agreement, the 98-1 Agreement and the 98-2 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender); and

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the 97-2 Agreement and the 98-2 Agreement as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

2. AMENDMENTS.

         (a) THE 97-2 AGREEMENT AMENDMENTS. The 97-2 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (a) are, unless otherwise indicated, used as defined in the 97-2 Agreement):

                  (i) Section 1. DEFINITIONS. Section 1 of the 97-2 Agreement is hereby amended as follows:

                           (A) The definition of "Maturity Date" is hereby amended and restated in its entirety to read as follows:

                                             "Maturity Date" means August 29,
                                    2000 (or if such day is not a Business Day, the next preceding Business Day); provided that if, prior to such date, the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof or the Originator or Servicer exercises its option to purchase the corpus of the Trust as provided in
                                    Section 10.02 of the Pooling and Servicing
                                    Agreement, the Maturity Date shall be the date of such termination or purchase, as the case may be.

         (b) THE 98-2 AGREEMENT AMENDMENTS. The 98-2 Agreement is hereby amended as follows (capitalized terms used but not otherwise defined in this clause (b) are, unless otherwise indicated, used as defined in the 98-2 Agreement):

                  (i) Section 1. DEFINITIONS. Section 1 of the 98-2 Agreement is hereby amended as follows:

                           (A) The following definition of "Interest Rate Determination Date" is hereby added to
                                    Section 1 of the 1998-2 Agreement in the appropriate alphabetical order

                                            "INTEREST RATE DETERMINATION DATE"
                                    means, with respect to the first Remittance
                                    Date, the Closing Date, and with respect to each subsequent Remittance Date, the day which is two (2) LIBOR Business Days prior to the immediately preceding Remittance Date.

                           (B) The following definition of "LIBOR" is hereby added to Section 1 of the 98-2 Agreement in the appropriate alphabetical order

                                            "LIBOR" means, with respect to the
                                    interest payment to be made on each
                                    Remittance Date, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) for U.S. Dollar deposits with a duration of one (1) month at or about

                                    11:00 a.m. (London time) on the Interest
                                    Rate Determination Date corresponding to such Remittance Date on Telerate Page 3750, or if such page ceases to display such information, then such other page as may replace it on that service for the purpose of display of such information (the "TELERATE RATE"). If the Telerate Rate cannot be determined, then LIBOR shall mean, with respect to the interest payment to be made on such Remittance Date, the arithmetic mean of the rates of interest (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered to two prime banks in the London interbank market (selected by Lender) of U.S. Dollar deposits with a duration of one
                                    (1) month at or about 11:00 a.m. (London time) on the Interest Rate Determination Date corresponding to such Remittance Date.

                           (C) The following definition of "LIBOR Business Day" is hereby added to Section 1 of the 98-2 Agreement in the appropriate alphabetical order

                                            "LIBOR BUSINESS DAY" means a
                                    Business Day on which trading in U.S.
                                    Dollars is conducted by and between banks in the London interbank market.

                           (D) The definition of "Loan" is hereby amended by adding the following proviso at the end of such definition: ", provided, further, that the term "LOAN" shall for all purposes include the Second Additional Advance."

                           (E) The following definition of "Margin" is hereby added to Section 1 of the 98-2 Agreement in the appropriate alphabetical order

                                            "MARGIN" means 2.50% per annum.

                           (F) The definition of "Maturity Date" is hereby amended and restated in its entirety to read as follows:

                                            "Maturity Date" means November 25,
                                    2000 (or if such day is not a Business Day, the next preceding Business Day); provided that if, prior to such date, the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof or the Originator or Servicer exercises its option to purchase the corpus of the Trust as provided in
                                    Section 10.02 of the Pooling and Servicing
                                    Agreement, the Maturity Date shall be the date of such termination or purchase, as the case may be.

                           (G) The following definition of "Prime Rate" is hereby added to Section 1 of the 98-2 Agreement in the appropriate alphabetical order

                                            "PRIME RATE" means the prime rate
                                    (or if a range is given, the average prime rates) listed under "Money Rates" in THE WALL STREET JOURNAL for such date or, if THE WALL STREET JOURNAL is not published on such date, then in THE WALL STREET JOURNAL most recently published.

                           (H)      The following definition of "Second
                                    Additional Advance " is hereby added to
                                    Section 1 of the 98-2 Agreement in the
                                    appropriate alphabetical order:

                                            "SECOND ADDITIONAL ADVANCE" has the
                                    meaning assigned to thereto in Section 2.1 hereof.

                  (ii) Section 2.1 of the 98-2 Agreement is hereby amended by adding the following sentences to the end of such
                           Section:

                                    "Subject to the terms and conditions of this
                           Agreement, Lender agrees to lend to Borrower on August 12, 1999, an aggregate principal amount of U.S. $3,500,000.00 (the "Second Additional Advance"). The proceeds of the Second Additional Advance will be used by Borrower to pay Lender amounts owed in respect of the Loan (as such term is defined in the 97-2 Agreement) under the 97-2 Agreement. The Second Additional Advance shall increase the unpaid principal balance of the Loan and shall constitute part of the Loan for all purposes."

                  (iii) Section 2.4(a) of the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                                    "Borrower agrees to pay to Lender interest
                           on the unpaid principal amount of the Loan from and including the date the Loan is extended to but not including the date on which the Loan is paid in full. Interest shall accrue on an adjustable basis at a rate per annum equal to LIBOR plus the Margin. LIBOR with respect to the interest payment to be made on each Remittance Date shall be equal to LIBOR as determined on the related Interest Rate Determination Date. Accrued interest shall be payable in arrears on each Remittance Date, and on the date of repayment in full of the Loan."

                  (iv) The phrase "ten and one half (10.50) percent" in the last sentence of Section 2.4(b) of the 98-2 Agreement is hereby replaced with the phrase "LIBOR plus five
                           (5) percent".

                  (v) Section 2 of the 98-2 Agreement is hereby amended by adding the following sub-section to the end of such
                           Section:

                                    "Section 2.10. ILLEGALITY; SUBSTITUTED
                           INTEREST RATE Notwithstanding any other provisions herein, (a) if any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Lender to make or maintain the Loan at LIBOR as contemplated by this Agreement, or
                           (b) in the event that Lender shall have determined (which determination shall be conclusive and binding upon Borrower) that by reason of circumstances affecting the LIBOR interbank market either adequate and reasonable means do not exist for ascertaining LIBOR, (x) the obligation of Lender to make or maintain the Loan at LIBOR shall forthwith be suspended and Lender shall promptly notify Borrower thereof (by telephone confirmed in writing) and (y) the Loan shall, from and including the next Remittance Date, or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate and the rate of interest (including the Margin) in effect on the date immediately preceding the date any event described in clause (a) or (b) occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If any such conversion of LIBOR to the Prime Rate is made on a day which is not a Remittance Date, Borrower shall pay to Lender such amounts, if any, as may be required to compensate Lender for any cost, loss or expense which Lender may incur as a consequence of such conversion on a day which is not a Remittance Date, including any interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Loan. If subsequent to such suspension of the obligation of Lender to make or maintain the Loan at LIBOR it becomes lawful for Lender to make or maintain the Loan at LIBOR, or the circumstances described in clause (b) above no longer exist, Lender shall so notify Borrower and the LIBOR-based rate on the Loan shall be reinstated effective as of the date it becomes lawful for Lender to make or maintain the Loan at LIBOR, or the circumstances described in clause (b) above no longer exist."

                  (vi) Section 2.3(a) of the 98-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                                    "Borrower shall execute and deliver to
                           Lender on or prior to August 12, 1999 a replacement Note evidencing the increase in the amount of the Loan as a result of the Second Additional Advance pursuant to Section 2.1."

3. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Omnibus Amendment Agreement, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in Exhibit A hereto.

4. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Omnibus Amendment Agreement.

5. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

         (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) All presently outstanding and new Loans, as defined in each Residual Financing Agreement, made under such Residual Financing Agreement (including without limitation the Loan (made under and as defined in the 98-2 Agreement), the Additional Advance (as defined in the Omnibus Amendment Agreement dated as of March 31, 1999 among Borrower, LBAC and Lender) and the Second Additional Advance ) (together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

         (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Omnibus Amendment Agreement and to perform its obligations under this Omnibus Amendment Agreement and each Residual Financing Agreement as amended by this Omnibus Amendment Agreement, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Omnibus Amendment Agreement and the performance of its obligations under this Omnibus Amendment Agreement and each Residual Financing Agreement (as amended by this Omnibus Amendment Agreement, as applicable,
                  (iii) this Omnibus Amendment Agreement has been duly executed and delivered by it, (iv) each of this Omnibus Amendment Agreement and each Residual Financing Agreement as amended by this Omnibus Amendment Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (v) after giving effect to this

                  Omnibus Amendment Agreement, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

         (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct and is hereby restated and affirmed.

         (e) Each covenant contained in the each Residual Financing Agreement is hereby restated and affirmed.

         (f) Lender hereby confirms that, after giving effect to the application of (i) the proceeds of the Second Additional Advance made on the date hereof pursuant to Section 2.1 of the 98-2 Agreement and (ii) the payment made by Borrower on the date hereof as set forth in Section 2.1 of the 98-2 Agreement, the aggregate unpaid principal balance of the Loan under the 97-2 Agreement shall equal $5,789,010.25 and the aggregate unpaid principal balance of the Loan under the 98-2 Agreement shall equal $6,500,000.00, in each case as of the date hereof.

         (g) The defined terms "97-2 Agreement" and "98-2 Agreement" shall be used in the Residual Financing Agreements as defined herein; PROVIDED that when used in the Residual Financing Agreements such terms shall include amendments, supplements and modifications thereto in accordance with their terms after the date hereof.

         (h) For the avoidance of doubt, the parties hereto acknowledge and agree that Exhibit G to each Residual Financing Agreement contains references to each other Residual Financing Agreement.

         (i) For the avoidance of doubt, the parties hereto acknowledge and agree that the term "Other RF Obligations" under each Residual Financing Agreement includes all obligations of Guarantor, as borrower, to Lender under the Warehouse Lending Agreement and the Security Agreement, and that Exhibit G to each Residual Financing Agreement contains a reference to the Warehouse Lending Agreement and the Security Agreement.

6. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Omnibus Amendment Agreement.

7. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Omnibus Amendment Agreement shall control.

8. GOVERNING LAW. THIS OMNIBUS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. SEVERABILITY. Any provision of this Omnibus Amendment Agreement or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

10. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

11. HEADINGS. The headings appearing in this Omnibus Amendment Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Omnibus Amendment Agreement.

12. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                            LONG BEACH ACCEPTANCE
                                            RECEIVABLES CORP., as Borrower

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            LONG BEACH ACCEPTANCE CORP., as
                                            Guarantor

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC., as Lender

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Replacement Promissory Note executed by Borrower under the 98-2 Agreement (in the form attached as Exhibits E to this Omnibus Amendment Agreement).

         2. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Omnibus Amendment Agreement, in the form attached to this Omnibus Amendment Agreement as Exhibit C.

         3. Letter of Ameriquest Mortgage Company acknowledging that each of the AMC Guarantees relates to the related Residual Financing Agreement as amended by this Omnibus Amendment Agreement, in the form attached to this Omnibus Amendment Agreement as Exhibit D.

         4. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

         5. Opinion of Dewey Ballantine LLP, special counsel to Borrower and Guarantor.

         6. Secretary's Certificate and Incumbency Certificate of Borrower (including certified resolutions of Borrower's board of directors relating to 97-2 Agreement and the 98-2 Agreement as amended by this Omnibus Amendment Agreement).

         7. Secretary's Certificate and Incumbency Certificate of Guarantor (including certified resolutions of Guarantor's board of directors relating to the 97-2 Agreement and the 98-2 Agreement as amended by this Omnibus Amendment Agreement).

                                                                       EXHIBIT B
                                   [RESERVED]

                                                                       EXHIBIT C
                                [LBAC LETTERHEAD]

                                  August 12, 1999



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (v) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement" and, together with the Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement and the Original 98-2 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (vi) the Guarantee by Guarantor dated as of August 27, 1997 (the "97-2 Guarantee") in favor of Lender,
(vii) the Guarantee by Guarantor dated November 25, 1998 (the "98-2 Guarantee" and, together with the 97-2 Guarantee, the " Guarantees", and each individually, an "Guarantee") in favor of Lender, (viii) the Omnibus Amendment Agreement dated as of March 31, 1999 (the "Omnibus Amendment Agreement") among Borrower, Guarantor and Lender and (ix) Omnibus Amendment No. 2 dated as of August 12, 1999 (the "Second Omnibus Amendment") among Borrower, Guarantor and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement and the Original 99-1 Agreement, as amended by the Omnibus Amendment Agreement and the Second Omnibus Amendment Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement", "97-2 Agreement," the "98-1 Agreement," the "98-2 Agreement," and the "99-1 Agreement", respectively, and, collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation, in the case of the 98-2 Agreement, the Additional Advance and the Second Additional Advance made thereunder) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees remain in full force and effect and are hereby ratified and confirmed in all respects.

                                             Very truly yours,

                                             LONG BEACH ACCEPTANCE CORP.


                                             By:      __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT D
                                [AMC LETTERHEAD]

                                 August 12, 1999



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (v) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement" and, together with the Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement and the Original 98-2 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (vi) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 27, 1997 (the "97-2 AMC Guarantee") in favor of Lender, (vii) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"; and together with the 97-2 AMC Guarantee, the "AMC Guarantees" and each individually, an "AMC Guarantee") in favor of Lender , (viii) the Guarantee by LBAC dated as of August 27, 1997 (the "97-2 LBAC Guarantee") in favor of Lender, (ix) the Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee") in favor of Lender (x) the Omnibus Amendment Agreement dated as of March 31, 1999 (the "Omnibus Amendment Agreement") among Borrower, LBAC, as guarantor, and Lender and (xi) Omnibus Amendment No. 2 dated as of August 12, 1999 (the "Second Omnibus Amendment") among Borrower, Guarantor and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement and the Original 99-1 Agreement, as amended by the Omnibus Amendment Agreement and the Second Omnibus Amendment Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement," the "97-2 Agreement," the "98-1

Agreement", the "98-2 Agreement" and the "99-1 Agreement", respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation, in the case of the 98-2 Agreement, the Additional Advance and Second Additional Advance made thereunder) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, and (iv) all of the terms of the AMC Guarantees remain in full force and effect and are hereby ratified and confirmed in all respects.

                                             Very truly yours,

                                             AMERIQUEST MORTGAGE COMPANY


                                             By:      __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT E
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                 August 12, 1999

Amount: U.S. $6,500,000.00

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of six million five hundred thousand dollars (U.S. $6,500,000.00) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of November 25, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                     By:      __________________________________
                                              Name:
                                              Title:

                                                                  EXECUTION COPY

                        OMNIBUS AMENDMENT AGREEMENT NO. 3

         This OMNIBUS AMENDMENT AGREEMENT NO. 3, dated as of April 14, 2000 (this "Amendment"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-1 Agreement"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-2 Agreement"), (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement"), (v) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-1 Agreement") and (vi) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-2 Agreement"; and collectively with the 97-1 Agreement, the 97-2 Agreement, the 98-1 Agreement, the 98-2 Agreement and the 99-1 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender, as lender);

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the Residual Financing Agreements as provided herein; and

         WHEREAS, Section 9.3 of each Residual Financing Agreement permits the amendment thereof as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

2. AMENDMENTS.

         (a) The following definition of "Change of Control" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "CHANGE OF CONTROL" means the occurrence of any of the following without the Lender's prior written consent (i) the consummation of any transaction or series of transactions following which more than 49% of the outstanding capital stock entitled to vote of a member of the Parent Group or more than 49% of the outstanding capital stock entitled to vote generally in the election of directors of a member of the Parent Group are owned by one or more Persons who are not AMC; or (ii) there occurs any consolidation of a member of the Parent Group with, or merger of a member of the Parent Group into, any other Person, or any merger of another Person into a member of the Parent Group (other than any such transaction pursuant to which the holders of the outstanding capital stock of such member of the Parent Group entitled to vote generally in the election of directors of such member of the Parent Group immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such holders to exercise in excess of 51% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors), or (iii) a Person or group of Persons acting in concert in one or a series of transactions acquire (through purchase, transfer, assignment or otherwise) a substantial portion of the assets of a member of the Parent Group if, following such transaction or transactions, such Person or Persons are not wholly owned subsidiaries of AMC or any successor thereto. Notwithstanding the foregoing, a "Change in Control" shall not include (i) the establishment of any new entity by or the occurrence of any transaction with Ameriquest Capital Corporation or Roland Arnall which does not involve the transfer of any assets of or an ownership interest in AMC or any of its direct or indirect subsidiaries or (ii) any transfer of assets by any member of the Parent Group in the ordinary course of its business.

         (b)      The following definition of "Parent Group" is hereby added to
                  Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "PARENT GROUP" means AMC, Guarantor and Borrower and each of their respective subsidiaries and affiliates, and each other entity which owns directly or indirectly 51% or more of the outstanding capital stock entitled to vote in the election of directors of AMC, Guarantor or Borrower and each of their respective subsidiaries or affiliates. Notwithstanding the foregoing,
                           "Parent Group" shall not include any entity formed as a result of any transaction specified in the last sentence of the definition of "Change in Control."

         (c) The following definition of "Average Delinquency Ratio" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, in each case in the appropriate alphabetical order:

                           "AVERAGE DELINQUENCY RATIO" has the meaning assigned thereto in the Spread Account Agreement.

         (d) The following definition of "Cumulative Default Rate" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, in each case in the appropriate alphabetical order:

                           "CUMULATIVE DEFAULT RATE" has the meaning assigned thereto in the Spread Account Agreement.

         (e) The following definition of "Cumulative Loss Rate" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, in each case in the appropriate alphabetical order:

                           "CUMULATIVE LOSS RATE" has the meaning assigned thereto in the Spread Account Agreement.

         (f) The definition of "Target Advance Rate" in each of the 97-1 Agreement, the 97-2 Agreement, the 98-1 Agreement and the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "TARGET ADVANCE RATE" means, for any Calculation Date, 65%.

         (g) The definition of "Maturity Date" in each of the 97-1 Agreement, the 97-2 Agreement, the 98-1 Agreement and the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "MATURITY DATE" means December 31, 2001 (or if such day is not a Business Day, the next preceding Business Day); PROVIDED that if, prior to such date, the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof or the Originator or Servicer exercises its option to purchase the corpus of the Trust as provided in Section 10.02 of the Pooling and Servicing Agreement, the Maturity Date shall be the date of such termination or purchase, as the case may be.

         (h) The definition of "Maturity Date" in each of the 99-1 Agreement and the 99-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "MATURITY DATE" means December 31, 2001 (or if such day is not a Business Day, the next preceding Business Day); PROVIDED that if, prior to such date, the Indenture is terminated pursuant to Section 4.1 thereof or the Certificateholder exercises its option to redeem the Notes issued pursuant to the Indenture as provided in Section 10.1 of the Indenture, the Maturity Date shall be the date of such termination or redemption, as the case may be.

         (i) The following definition of "Additional Advance" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement, in each case in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (j) The following definition of "Additional Advance Availability Period" is hereby added to Section 1 of each of the 97-1 Agreement and the 97-2 Agreement, in each case in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE AVAILABILITY PERIOD" means, with respect to the Additional Advance, the period commencing on April 14, 2000 and ending on the Additional Advance Expiry Date.

         (k) The following definition of "Additional Advance Availability Period" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE AVAILABILITY PERIOD" means, with respect to the Additional Advance, the period commencing on May 15, 2000 and ending on the Additional Advance Expiry Date.

         (l) The following definition of "Additional Advance Availability Period" is hereby added to Section 1 of the 99-2 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE AVAILABILITY PERIOD" means, with respect to the Additional Advance, the period commencing on September 15, 2000 and ending on the Additional Advance Expiry Date.

         (m) The following definition of "Additional Advance Condition" is hereby added to Section 1 of each of the 97-1 Agreement and the 97-2 Agreement, in each case in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Additional Advance hereunder: (a) the Advance Rate shall not exceed 65% after giving effect to such Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Additional Advance.

         (n) The following definition of "Second Additional Advance Condition" is hereby added to Section 1 of the 98-1 Agreement, in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Second Additional Advance hereunder: (a) the Advance Rate shall not exceed 65% after giving effect to such Second Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Second Additional Advance.

         (o) The following definition of "Additional Advance Condition" is hereby added to Section 1 of each of the 99-1 Agreement and the 99-2 Agreement, in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Additional Advance.

         (p) The following definition of "Additional Advance Expiry Date" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement, in each case in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE EXPIRY DATE" means December 31, 2000 or such earlier date as Lender's commitment hereunder may be terminated pursuant to the provisions hereof.

         (q) The following definition of "Maximum Additional Advance" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement:

                           "MAXIMUM ADDITIONAL ADVANCE: has the meaning assigned thereto in Section 2.1 hereof.

         (r) Section 2.1 of the 97-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on any date during the Additional Advance Availability Period, an aggregate principal amount not to exceed Eight Hundred Eleven Thousand Seventy Two Dollars ($811,072) (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate does not exceed the Target Advance Rate.

         (s) Section 2.1 of the 97-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on any date during the Additional Advance Availability Period, an aggregate principal amount not to exceed Two Million Four Hundred Fifty Nine Thousand Five Hundred Sixty Five Dollars ($2,459,565) (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate shall not exceed the Target Advance Rate.

         (t) The definition of "Loan" in each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement is hereby amended by adding the following proviso at the end of such definition:

                           , PROVIDED that the term "LOAN" shall for all purposes include the Additional Advance.

         (u) Section 2.3(a) of each of the 97-1 Agreement and the 97-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Borrower shall execute and deliver to Lender on or prior to April 14, 2000 a replacement Note evidencing the Loan as increased by the Maximum Additional Advance permitted pursuant to Section 2.1.

         (v) Each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement is hereby amended by adding the following Section 2.11 thereto in the appropriate numerical order:

                           2.11 PROCEDURE FOR MAKING ADDITIONAL ADVANCE. The Borrower may request the making of the Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT H hereto (an "ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on any Business Day (but in no event on more than one occasion) during the Additional Advance Availability Period, appropriately completed to specify the aggregate amount of the Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in Section 7.3 hereof during the Additional Advance Availability Period, Lender shall disburse the Additional Advance no later than the close of business on the Business Day immediately succeeding the Business Day on which Lender has received the Additional Advance Notice of Borrowing. If the Additional Advance Notice of Borrowing is received by Lender after 5:00 p.m., New York City time, on any Business Day, receipt by Lender of the Additional Advance Notice of Borrowing shall be deemed to have occurred at 9:00 a.m., New York City time, on the immediately succeeding Business Day.

         (w) Each of the 97-1 Agreement and the 97-2 Agreement is hereby amended by adding the following Section 7.3 thereto in the appropriate numerical order:

                           7.3 CONDITIONS PRECEDENT TO ADDITIONAL ADVANCE. The obligation of Lender to extend the Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since February 29, 2000 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound; and

                           (g) Lender shall have received the Additional Advance Notice of Borrowing described in Section 2.11 hereof.

         (x) The following definition of "Second Additional Advance" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (y) The following definition of "Second Additional Advance Availability Period" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE AVAILABILITY PERIOD" means, with respect to the Second Additional Advance, the period commencing on April 14, 2000 and ending on the Second Additional Advance Expiry Date.

         (z) The following definition of "Second Additional Advance Expiry Date" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE EXPIRY DATE" means December 31, 2000 or such earlier date as Lender's commitment hereunder may be terminated pursuant to the provisions hereof.

         (aa) The following definition of "Maximum Second Additional Advance" is hereby added to Section 1 of the 98-1 Agreement:

                           "MAXIMUM SECOND ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (bb) Section 2.1 of the 98-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on any date during the Second Additional Advance

                           Availability Period, an aggregate principal amount not to exceed Seven Hundred Twenty Nine Thousand Three Hundred Sixty Three Dollars ($729,363) (the "MAXIMUM SECOND ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "SECOND ADDITIONAL ADVANCE"), such Second Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Second Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Second Additional Advance, the Advance Rate shall not exceed the Target Advance Rate.

         (cc) The definition of "Loan" in the 98-1 Agreement is hereby amended by adding the following proviso at the end of such definition:

                           , PROVIDED, FURTHER, that the term "LOAN" shall for all purposes include the Second Additional Advance.

         (dd) Section 2.3(a) of the 98-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Borrower shall execute and deliver to Lender on or prior to April 14, 2000 a replacement Note evidencing the Loan as increased by the Maximum Second Additional Advance permitted pursuant to Section 2.1.

         (ee)     The 98-1 Agreement is hereby amended by adding the following
                  Section 2.11 thereto in the appropriate numerical order:

                           2.11 PROCEDURE FOR MAKING SECOND ADDITIONAL ADVANCE. The Borrower may request the making of the Second Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT H hereto (a "SECOND ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time (but in no event on more than one occasion) during the Second Additional Advance Availability Period, appropriately completed to specify the aggregate amount of the Second Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in Section 7.3 hereof during the Second Additional Advance Availability Period, Lender shall disburse the Second Additional Advance no later than the close of business on the Business Day immediately succeeding the Business Day on which Lender has received the Second Additional Advance Notice of Borrowing. If the Second Additional Advance Notice of Borrowing is received by Lender after 5:00 p.m., New York City time, on any Business Day, receipt by Lender of the Second Additional Advance Notice of Borrowing shall be deemed to have occurred at 9:00 a.m., New York City time, on the immediately succeeding Business Day.

         (ff)     The 98-1 Agreement is hereby amended by adding the following
                  Section 7.3 thereto in the appropriate numerical order:

                           7.3 CONDITIONS PRECEDENT TO SECOND ADDITIONAL ADVANCE. The obligation of Lender to extend the Second Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Second Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since February 29, 2000 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Second Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Second Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound; and

                           (g) Lender shall have received the Second Additional Advance Notice of Borrowing described in Section 2.11 hereof.

         (gg) Section 2.1 of each of the 99-1 Agreement and the 99-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on any date during the Additional Advance Availability Period, an aggregate principal amount up to the maximum amount that would satisfy the Additional Advance Condition (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate shall not exceed 60%.

         (hh) Each of the 99-1 Agreement and the 99-2 Agreement is hereby amended by adding the following Section 7.3 thereto in the appropriate numerical order:

                           7.3 CONDITIONS PRECEDENT TO ADDITIONAL ADVANCE. The obligation of Lender to extend the Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since February 29, 2000 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Additional Advance in the form of EXHIBIT I hereto; and

                           (h) Borrower shall have delivered to Lender an opinion of special counsel to Borrower regarding the due execution and delivery of the replacement promissory note, in form and substance satisfactory to Lender.

                           (i) Lender shall have received the Additional Advance Notice of Borrowing described in Section 2.11 hereof.

         (ii) The following definition of "GCFP Trigger Event" is hereby added to Section 1 of each of the 98-2 Agreement, the 99-1 Agreement and the 99-2 Agreement, in each case in the appropriate alphabetical order:

                           "GCFP TRIGGER EVENT" means, with respect to any Determination Date, the occurrence of any of the following events: (a) the Cumulative Default Rate equals or exceeds 85% of the percentage referenced in clause (b) of the definition of Trigger Event relating to such Determination Date, (b) the Cumulative Loss Rate equals or exceeds 85% of the percentage referenced in clause (c) of the definition of Trigger Event relating to such Determination Date or (c) the Average Delinquency Ratio equals or exceeds 6.50% for two successive Determination Dates.

         (jj) The following definition of " Trigger Event" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "TRIGGER EVENT" shall have the meaning assigned to such term in the Spread Account Agreement.

         (kk) The following definition of "98-2 Spread Account Agreement" is hereby added to Section 1 of each Residual Financing Agreement (other than the 98-2 Agreement), in each case in the appropriate alphabetical order:

                           "98-2 SPREAD ACCOUNT AGREEMENT" means the "Spread Account Agreement", as defined in the Credit and Security Agreement dated as of November 25, 1998 among Borrower, Lender and Guarantor.

         (ll) The following definition of "99-1 Spread Account Agreement" is hereby added to Section 1 of each Residual Financing Agreement (other than the 99-1 Agreement), in each case in the appropriate alphabetical order:

                           "99-1 SPREAD ACCOUNT AGREEMENT" means the "Spread Account Agreement", as defined in the Credit and Security Agreement dated as of August 12, 1999 among Lender, Borrower and Guarantor.

         (mm) The following definition of "99-2 Spread Account Agreement" is hereby added to Section 1 of each Residual Financing Agreement (other than the 99-2 Agreement), in each case in the appropriate alphabetical order:

                           "99-2 SPREAD ACCOUNT AGREEMENT" means the "Spread Account Agreement", as defined in the Credit and Security Agreement dated as of December 9, 1999 among Lender, Borrower and Guarantor.

         (nn) Section 2.7(a) of each of the 97-1 Agreement and the 97-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Any amounts received by Lender pursuant to the immediately preceding sentence prior to 6:00 p.m., New York City time, on any Business Day shall be deemed to be received on such Business Day, and any amounts received by Lender after 6:00 p.m., New York City time, on any Business Day shall be deemed to be received on the next succeeding Business Day.

         (oo) Section 2.7(b) of each of the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement and the 99-2 Agreement is hereby amended by adding the following sentence to the end of such
                  Section:

                           Any amounts received by Lender pursuant to this
                           Section 2.7(b) prior to 6:00 p.m., New York City time, on any Business Day shall be deemed to be received on such Business Day, and any amounts received by Lender after 6:00 p.m., New York City time, on any Business Day shall be deemed to be received on the next succeeding Business Day.

         (pp) Each of the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement is hereby amended by adding the following Section in the appropriate numerical order (such Section to be numbered
                  3.13 in the 97-1 Agreement and 3.15 in each of the 97-2 Agreement and the 98-1 Agreement):

                           PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) hereof in respect of amounts distributable to the Excess Cash Flow Certifiateholder under the Pooling and Servicing Agreement and the Spread Account Agreement, Lender shall remit to Borrower an amount equal to 35% of any such distribution by 4:00 p.m., New York City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 98-2 Spread Account Agreement, the 99-1 Spread Account Agreement or the 99-2 Spread Account Agreement) has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to Section 2.5(b) hereof. Lender shall remit any amounts payable to Borrower pursuant to the immediately preceding sentence to Borrower's account (Account No. 00102672111) at Chase Bank of Texas, N.A. (ABA No. 111001150).

         (qq)     The 98-2 Agreement is hereby amended by adding the following
                  Section 3.15 hereof in the appropriate numerical order:

                           3.15 PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) hereof in respect of amounts distributable to the

                           Excess Cash Flow Certifiateholder under the
                           Pooling and Servicing Agreement and the Spread Account Agreement, Lender shall remit to Borrower an amount equal to 35% of any such distribution by 4:00 p.m., New York City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 99-1 Spread Account Agreement or the 99-2 Spread Account Agreement) or a GCFP Trigger Event has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to Section 2.5(b) hereof. Lender shall remit any amounts payable to Borrower pursuant to the immediately preceding sentence to Borrower's account (Account No. 00102672111) at Chase Bank of Texas, N.A. (ABA No. 111001150).

         (rr)     The 99-1 Agreement is hereby amended by adding the following
                  Section 3.15 hereof in the appropriate numerical order:

                  3.15 PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) hereof in respect of amounts distributable to the Certifiateholder under the Sale and Servicing Agreement and the Spread Account Agreement, Lender shall remit to Borrower an amount equal to 40% of any such distribution by 4:00 p.m., New York City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 98-2 Spread Account Agreement or the 99-2 Spread Account Agreement) or a GCFP Trigger Event has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to
                           Section 2.5(b) hereof. Lender shall remit any amounts payable to Borrower pursuant to the immediately preceding sentence to Borrower's account (Account No. 00102672111) at Chase Bank of Texas, N.A. (ABA No. 111001150).

         (ss)     The 99-2 Agreement is hereby amended by adding the following
                  Section 3.15 hereof in the appropriate numerical order:

                  3.15 PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) hereof in respect of amounts distributable to the Certifiateholder under the Sale and Servicing Agreement and the Spread Account Agreement, Lender shall remit to Borrower an amount equal to 40% of any such distribution by 4:00 p.m., New York City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 98-2 Spread Account Agreement or the 99-1 Spread Account Agreement) or a GCFP Trigger Event has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to Section 2.5(b) hereof. Lender shall remit any amounts payable to Borrower pursuant to the immediately preceding sentence to Borrower's account (Account No. 00102672111) at Chase Bank of Texas, N.A. (ABA No. 111001150).

         (tt) The following definition of "Constant Default Rate" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "CONSTANT DEFAULT RATE" means, with respect to any Collection Period:

                                                 12
                                    100 x (1-(1-D  ))

                                    where "D" equals the Default Rate for such Collection Period.

         (uu) The definition of "Average Default Rate" in each Residual Financing Agreement is hereby deleted in its entirety and replaced by the following definition of "Average Constant Default Rate" in each case in the appropriate alphabetical order:

                           "AVERAGE CONSTANT DEFAULT RATE" means, as of any Calculation Date, the lesser of (i) the arithmetic average of the Constant Default Rates for the most recent three months as reported in the monthly information sheets delivered by Borrower to Lender and (ii) the arithmetic average of the Constant Default Rates for the most recent six months as reported in the monthly information sheets delivered by Borrower to Lender.

         (vv) The definition of "Default Rate" in each Residual Financing Agreement is hereby amended and restated in its entirety to read as follows:

                           "DEFAULT RATE" means, with respect to any Collection Period, a fraction, expressed as a percentage, (a) the numerator of which is the sum of (1) the aggregate of the Principal Balances (as of the end of the immediately preceding Collection Period) of all Receivables that became Liquidated Receivables during the current Collection Period and (2) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables during such current Collection Period that were 30 days or more delinquent (calculated based on a 360-day year consisting of twelve 30-day months) with respect to more than 5% of a Scheduled Receivable Payment at the time of such repurchase and (b) the denominator of which is equal to Pool Balance as of the end of the immediately preceding Collection Period.

         (ww) The definition of "Valuation Rates" in each Residual Financing Agreement is hereby amended and restated in its entirety to read as follows:

                           "VALUATION RATES" means, collectively, the Prepayment Rate, the Average Constant Default Rate, the Recovery Rate and the Discount Rate.

         (xx) The definition of "Monthly Recovery Rate" in each Residual Financing Agreement is hereby amended and restated in its entirety to read as follows:

                           "MONTHLY RECOVERY RATE" means, with respect to any Collection Period, a fraction, the numerator of which shall equal the sum of all Liquidation Proceeds and Recoveries for such Collection Period, and the denominator of which shall equal the sum of the Principal Balances (as of the end of the immediately preceding Collection Period) of all Receivables which were actually liquidated during such Collection Period, in each case as reported in the related Servicer's Certificate.

         (yy) The following definition of "Principal Balance" is hereby added to Section 1 of each of the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, in each case in the appropriate alphabetical order:

                           "PRINCIPAL BALANCE" has the meaning assigned thereto in the Pooling and Servicing Agreement, without giving effect to the proviso at the end of such definition.

         (zz) The definition of "Principal Balance" in the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "PRINCIPAL BALANCE" has the meaning assigned thereto in the Pooling and Servicing Agreement, without giving effect to the proviso at the end of such definition.

         (aaa) The following definition of "Principal Balance" is hereby added to Section 1 of the 99-1 Agreement, in the appropriate alphabetical order:

                           "PRINCIPAL BALANCE" has the meaning assigned thereto in Annex A to the Sale and Servicing Agreement, without giving effect to the proviso at the end of such definition.

         (bbb) Each Residual Financing Agreement is hereby amended by adding the following Section in the appropriate numerical order (such Section to be numbered 6.6 in the 97-1 Agreement and the 97-2 Agreement, 6.7 in the 98-1 Agreement, 6.8 in the 98-2 Agreement and 6.9 in the 99-1 Agreement and the 99-2 Agreement):

                           CHANGE OF CONTROL.  No Change of Control shall occur.

         (ccc) Section 4.8 of each Residual Financing Agreement is hereby amended and restated in its entirety to read as follows:

                           4.8 FINANCIAL STATEMENTS. The unaudited balance sheets of Guarantor as at February 29, 2000 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender, are complete and correct in all material respects and fairly present the financial condition of Guarantor as at said date (subject to normal year-end audit adjustments), all in accordance with U.S. generally accepted accounting principles applied on a consistent basis. On said dates, Guarantor had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheets as at said dates. Since February 29, 2000 there has been no material adverse change in the operations, condition (financial or otherwise), business or prospects of Guarantor from that set forth in said financial statements as at said date.

         (ddd) Each Residual Financing Agreement is hereby amended by adding the following Section in the appropriate numerical order (such Section to be numbered 5.14 in the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, 5.16 in the 98-2 Agreement,
                  5.15 in the 99-1 Agreement and 5.16 in the 99-2 Agreement):

                           MATERIAL ADVERSE CHANGE. Each of Borrower and Guarantor shall promptly give written notice to Lender of Borrower or Guarantor, as applicable, obtaining knowledge of or its discovery of a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, which in Borrower's or

                           Guarantor's, as applicable, good faith, reasonable judgment gives Borrower or Guarantor, as applicable, reasonable cause to believe that as a result of such event (x) Borrower may be unable to fulfill its obligations hereunder (y) Guarantor may be unable to fulfill its obligations under the Guarantee or (z) AMC may be unable to fulfill its obligations under the AMC Guarantee.

         (eee) Each of the 97-1 Agreement, the 97-2 Agreement, the 98-1 Agreement, the 98-2 Agreement and the 99-1 Agreement is hereby amended by adding the following Section in the appropriate numerical order (such Section to be numbered 5.15 in the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement, 5.17 in the 98-2 Agreement and 5.16 in the 99-1 Agreement):

                           INFORMATION SHEET. By 1:00 p.m. (New York City time), on each Payment Date, Guarantor shall deliver to Lender an information sheet indicating the Average Constant Default Rate for the related Collection Periods.

         (fff) Section 5.14 of the 99-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           5.14 INFORMATION SHEET. By 1:00 p.m. (New York City time), on each Payment Date, Guarantor shall deliver to Lender an information sheet indicating the Average Constant Default Rate for the related Collection Periods.

         (ggg) Exhibit H is hereby added as an exhibit to each Residual Financing Agreement in the form attached to this Amendment as ANNEX I.

         (hhh) Exhibit I is hereby added as an exhibit to each of the 99-1 Agreement and the 99-2 Agreement in the form attached to this Amendment as ANNEX II.

3. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Amendment, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in EXHIBIT A hereto.

4. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Amendment.

5. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

         (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) All presently outstanding and new Loans (as defined in each Residual Financing Agreement) made under such Residual Financing Agreement (including without limitation the Additional Advance made under each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under the 98-1 Agreement) (each together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

         (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment,
                  (iii) this Amendment has been duly executed and delivered by it, (iv) each of this Amendment and each Residual Financing Agreement as amended by this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and
                  (v) after giving effect to this Amendment, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

         (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct as of the date of this Amendment and is hereby restated and affirmed.

         (e) Each covenant contained in each Residual Financing Agreement is hereby restated and affirmed.

6. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment.

7. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Amendment shall control.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. SEVERABILITY. Any provision of this Amendment or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

10. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

11. HEADINGS. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

12. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                            LONG BEACH ACCEPTANCE
                                            RECEIVABLES CORP., as Borrower

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            LONG BEACH ACCEPTANCE CORP., as
                                            Guarantor

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC., as Lender

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Replacement promissory notes executed by Borrower under the 97-1 Agreement, the 97-2 Agreement and the 98-1 Agreement (in the forms attached as EXHIBIT B, to this Amendment).

         2. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT C.

         3. Letter of Ameriquest Mortgage Company ("AMC") amending each of the AMC Guarantees and acknowledging that each of the AMC Guarantees as amended relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT D.

         4. Opinion of Dewey Ballantine LLP, special counsel to Borrower and Guarantor, in form and substance satisfactory to Lender.

         5. Opinion of counsel to AMC, regarding due authorization, execution and delivery of the amendment and acknowledgement letter of AMC in form and substance satisfactory to Lender.

         6. Secretary's Certificate and Incumbency Certificate of Borrower (including good standing certificate of the Delaware Secretary of State and certified resolutions of Borrower's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         7. Secretary's Certificate and Incumbency Certificate of Guarantor (including good standing certificate of the Delaware Secretary of State and certified resolutions of Guarantor's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         8. Secretary's Certificate and Incumbency Certificates of AMC (including good standing certificate of the Delaware Secretary of State and certified resolutions of AMC's board of directors relating to the amended AMC Guarantees), in form and substance satisfactory to Lender.

         9. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

                                                                     EXHIBIT B-1

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                  April 14, 2000

Amount: U.S. $4,321,626

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 97-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Four Million Three Hundred Twenty One Thousand Six Hundred Twenty Six Dollars (U.S $4,321,626) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 97-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 97-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 97-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of March 31, 1997 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "97-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 97-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 97-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                      LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                      By:     __________________________________
                                              Name:
                                              Title:


                                     B-1-1

                                                                     EXHIBIT B-2

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                  April 14, 2000

Amount: U.S. $6,801,908

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 97-2 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Six Million Eight Hundred One Thousand Nine Hundred Eight Dollars (U.S. $6,801,908) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 97-2 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 97-2 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 97-2 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of August 29, 1997 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "97-2 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 97-2 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 97-2 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                      LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                      By:     __________________________________
                                              Name:
                                              Title:


                                     B-2-1

                                                                     EXHIBIT B-3

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                  April 14, 2000

Amount: U.S. $5,739,491

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 98-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Five Million Seven Hundred Thirty Nine Thousand Four Hundred Ninety One Dollars (U.S. $5,739,491) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 98-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 98-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 98-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of January 30, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "98-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 98-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 98-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                      LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                      By:     __________________________________
                                              Name:
                                              Title:


                                     B-3-1

                                                                       EXHIBIT C
                                [LBAC LETTERHEAD]

                                   April 14, 2000



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (v) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, Guarantor and Lender, (vi) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"; and collectively with the Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement and the Original 99-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (vii) the Guarantee by Guarantor dated as of March 31, 1997 (the "97-1 Guarantee") in favor of Lender, (viii) the Guarantee by Guarantor dated as of August 27, 1997 (the "97-2 Guarantee") in favor of Lender, (ix) the Guarantee by Guarantor dated as of January 30, 1998 (the "98-1 Guarantee") in favor of Lender, (x) the Guarantee by Guarantor dated as of November 25, 1998 (the "98-2 Guarantee") in favor of Lender, (xi) the Guarantee by Guarantor dated as of August 12, 1999 (the "99-1 Guarantee") in favor of Lender and (xii) the Guarantee by Guarantor dated as of December 9, 1999 (the "99-2 Guarantee"; and collectively with the 97-1 Guarantee, the 97-2 Guarantee, the 98-1 Guarantee, the 98-2 Guarantee and the 99-1 Guarantee, the "Guarantees", and each individually, an "Guarantee") in favor of Lender, and (xiii) Omnibus Amendment Agreement No. 3 dated as of April 14, 2000 (the "Amendment") among Borrower, Guarantor and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement and the Original 99-2 Agreement, each as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement," the "97-2 Agreement," the "98-1 Agreement," the "98-2 Agreement," the "99-1 Agreement" and the
"99-2 Agreement," respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under and as defined in the 98-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees remain in full force and effect and are hereby ratified and confirmed in all respects.

                                                Very truly yours,

                                                LONG BEACH ACCEPTANCE CORP.


                                                By:   __________________________
                                                      Name:
                                                      Title:

                                                                       EXHIBIT D
                                [AMC LETTERHEAD]

                                  April 14, 2000



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("LBAC") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Borrower, LBAC and Lender, (iii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, LBAC and Lender, (iv) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, LBAC and Lender, (v) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, LBAC and Lender,
(vi) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"; and collectively with the Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement and the Original 99-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") (vii) the LBMC Guarantee by Ameriquest Mortgage Company (as successor of Long Beach Mortgage Company) dated as of March 31, 1997 (the "97-1 AMC Guarantee") in favor of Lender, (viii) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 27, 1997 (the "97-2 AMC Guarantee") in favor of Lender, (ix) the AMC Guarantee by Ameriquest Mortgage Company dated as of January 30, 1998 (the "98-1 AMC Guarantee") in favor of Lender, (x) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"), (xi) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 12, 1999 (the "99-1 AMC Guarantee") in favor of Lender, (xii) the AMC Guarantee by Ameriquest Mortgage Company dated as of December 9, 1999 (the "99-2 AMC Guarantee") in favor of Lender (the 97-1 AMC Guarantee, the 97-2 AMC Guarantee, the 98-1 AMC Guarantee, the 98-2 AMC Guarantee and the 99-1 AMC Guarantee and the 99-2 AMC Guarantee are collectively referred to herein as the "AMC Guarantees", and each individually, an "AMC Guarantee"), (xiii) the Guarantee by LBAC dated as of March 31, 1997 (the "97-1 LBAC Guarantee") in favor of Lender, (xiv) the Guarantee by LBAC dated as of August 27, 1997 (the "97-2 LBAC Guarantee") in favor of Lender, (xv) the Guarantee by LBAC dated as of January 30, 1998 (the "98-1 LBAC Guarantee") in favor of Lender, (xvi) the

Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee") in favor of Lender, (xvii) the Guarantee by LBAC dated as of August 12, 1999 (the "99-1 LBAC Guarantee") in favor of Lender, (xviii) the Guarantee by LBAC dated as of December 9, 1999 (the "99-2 LBAC Guarantee"; and collectively with the 97-1 LBAC Guarantee, the 97-2 LBAC Guarantee, the 98-1 LBAC Guarantee, the 98-2 LBAC Guarantee and the 99-1 LBAC Guarantee, the "LBAC Guarantees", and each individually, a "LBAC Guarantee") in favor of Lender, and (xix) Omnibus Amendment Agreement No. 3 dated as of April 14, 2000 (the "Amendment") among Borrower, LBAC, as guarantor, and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement and the Original 99-2 Agreement, as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-1 Agreement," the "97-2 Agreement," the "98-1 Agreement," the "98-2 Agreement," the "99-1 Agreement" and the "99-2 Agreement," respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in each of the 97-1 Agreement, the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under and as defined in the 98-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, as amended by this letter, and (iv) all of the terms of the AMC Guarantees, as amended by this letter, remain in full force and effect and are hereby ratified and confirmed in all respects.

         We hereby further amend and restate Section 10(g) of each AMC Guarantee in its entirety to read as follows:

         (g) FINANCIAL CONDITION. AMC shall maintain a net worth of at least 100% of the net worth AMC is required to maintain pursuant to the credit documents AMC has entered into with its primary warehouse lender (which on the date hereof is Chase Bank of Texas, National Association) (net worth, in each case, being calculated in accordance with such credit documents); PROVIDED that, if such credit documents are terminated and AMC does not have a primary warehouse lender, the reference to such credit documents will be deemed to be to such credit documents as in effect immediately prior to such termination. AMC shall maintain a debt-to-equity ratio of no more than 100% of the debt-to-equity ratio AMC is required to maintain pursuant to the credit documents AMC has entered into with its primary warehouse lender (which on the date hereof is Chase Bank of

         Texas, National Association) (debt-to-equity, in each case, being calculated in accordance with such credit documents); PROVIDED that, if such credit documents are terminated and AMC does not have a primary warehouse lender, the reference to credit documents AMC has entered into with its primary warehouse lender will be deemed to be to such credit documents as in effect immediately prior to such termination.

                                           Very truly yours,

                                           AMERIQUEST MORTGAGE COMPANY


                                           By:      __________________________
                                                    Name:
                                                    Title:







AGREED AND ACCEPTED:



GREENWICH CAPITAL MARKETS, INC.



By:  ____________________________________________
      Name:
      Title:

                                                                         ANNEX I


                                                                       EXHIBIT H

                 FORM OF NOTICE OF ADDITIONAL ADVANCE BORROWING




[Date]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.11 of that certain Credit and Security Agreement, dated as of [____________] (as amended, modified or otherwise supplemented from time to time, the "AGREEMENT", the terms defined therein being used herein as defined therein), by and among Greenwich Capital Financial Products, Inc., as Lender, the undersigned, as Borrower, and Long Beach Acceptance Corp., as Guarantor, the undersigned hereby requests a Loan in an aggregate principal amount equal to $_________________, to be disbursed in the manner provided below.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         A. the representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof; and

         B. no Default, Event of Default or Other RF Event of Default has occurred and is continuing.

         DISBURSEMENT INSTRUCTIONS:

                                        Very truly yours,


                                        Long Beach Acceptance Receivables Corp., as Borrower


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                        ANNEX II


                                                                       EXHIBIT I


                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                          [Date]

Amount: U.S. $[_____________]

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the [99-1][99-2] Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of [_____________________] (U.S. $[___________]) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the [99-1][99-2] Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the [99-1][99-2] Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the [99-1][99-2] Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of [August 12, 1999][December 9, 1999] among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "[99-1][99-2] Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the [99-1][99-2] Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the [99-1][99-2] Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                        LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                        By:   __________________________________
                                              Name:
                                              Title:

                                                                  EXECUTION COPY

                        OMNIBUS AMENDMENT AGREEMENT NO. 4

         This OMNIBUS AMENDMENT AGREEMENT NO. 4, dated as of December 13, 2000 (this "Amendment"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-2 Agreement"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement"), (iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-1 Agreement"), (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-2 Agreement") and (vi) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "2000-1 Agreement" and, collectively with the 97-2 Agreement, the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement and the 99-2 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender, as lender);

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the Residual Financing Agreements as provided herein; and

         WHEREAS, Section 9.3 of each Residual Financing Agreement permits the amendment thereof as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

2. AMENDMENTS.

         (a) The following definition of "Crossed Paydown Method" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "CROSSED PAYDOWN METHOD" means, with respect to funds to be applied to satisfy the Obligations and Other Residual Financing Obligations, as applicable, arising under any Crossed Residual Financing Agreements pursuant to Section 3.15 hereof, that such funds shall be applied sequentially, first to reduce to zero the Obligations or Other Residual Financing Obligations, as applicable, relating to the Crossed Residual Financing Agreement having the earliest origination date, and then to reduce to zero the Obligations or Other RF Obligations, as applicable, relating to the remaining Crossed Residual Financing Agreement having the earliest origination date. The foregoing order of priority shall be repeated until all Obligations or Other RF Obligations, as applicable, arising under any Crossed Residual Financing Agreements have been reduced to zero.

         (b) The following definition of "Crossed Residual Financing Agreement" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "CROSSED RESIDUAL FINANCING AGREEMENT" means each credit and security agreement or other similar agreement among Lender, Borrower and Guarantor secured by one or more certificates, excess cash flow certificates or other residual interests in securitizations identified on EXHIBIT J hereto (as such EXHIBIT J may be amended or supplemented from time to time in accordance with Section 3.16 hereof), as each such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         (c) The following definition of "Future Spread Account Agreement" is hereby added to Section 1 of each Residual Finance Agreement, in each case in the appropriate alphabetical order:

                           "FUTURE SPREAD ACCOUNT AGREEMENT" means any master spread account agreement among Borrower, Financial Security Assurance Inc. and the other parties named therein entered into after the date hereof, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         (d) The following definition of "SARR Reinsured Series" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "SARR Resinsured Series" has the meaning ascribed thereto in the 2000-2 Spread Account Agreement.

         (e) The following definition of "2000-1 Spread Account Agreement" is hereby added to Section 1 of each Residual Financing Agreement other than the 2000-1 Agreement, in each case in the appropriate alphabetical order:

                           "2000-1 SPREAD ACCOUNT AGREEMENT" means the "Spread Account Agreement" as defined in the 2000-1 Agreement.

         (f) The following definition of "2000-2 Spread Account Agreement" is hereby added to Section 1 of each Residual Financing Agreement, in each case in the appropriate alphabetical order:

                           "2000-2 SPREAD ACCOUNT AGREEMENT" means the Amended and Restated Master Spread Account Agreement dated as of December 1, 2000, among Borrower, Financial Security Assurance, Inc. and the other parties thereto as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         (g) The second sentence of Section 2.7(b) of each of the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement is hereby deleted in its entirety and replaced with the following:

                           All amounts received in respect of the Certificate or other Collateral will be applied pursuant to Section 3.15.

         (h) Section 3.15 of each of the 97-2 Agreement and the 98-1 Agreement is hereby deleted in its entirety and replaced by the following:

                           3.15. PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b), Section 2.7 hereof in respect of amounts distributable to the Excess Cash Flow Certificateholder under the Pooling and Servicing Agreement and the Spread Account Agreement, Lender shall apply such distribution in the following manner and order of priority: FIRST, an amount equal to the product of (x) 33 1/3% and (y) 35% of such distribution shall be applied by Lender to reduce to zero all Obligations and Other RF Obligations, as applicable, arising under each Crossed Residual Financing Agreement pursuant to the Crossed Paydown Method; SECOND, Lender shall remit to Borrower an amount equal to the product of (x) 66 2/3% and (y) 35% of such distribution, by 4:00 p.m., New York

                           City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; and THIRD, an amount equal to 65% of such distribution shall be applied by Lender to reduce to zero any outstanding Other RF Obligations; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 98-2 Spread Account Agreement, the 99-1 Spread Account Agreement, the 99-2 Spread Account Agreement, the 2000-1 Spread Account Agreement, the 2000-2 Spread Account Agreement or any Future Spread Account Agreement) has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to Section 2.5(b) or Section 2.7 hereof and shall apply any such amounts otherwise distributable to Borrower as specified in clause THIRD above. Lender shall remit any amounts payable to Borrower pursuant to this Section 3.15 to Borrower's account (Account No. 00102672111) at The Chase Manhattan Bank, N.A. (ABA No. 111001150).

         (i) Section 3.15 of the 98-2 Agreement is hereby deleted in its entirety and replaced by the following:

                           PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) or Section 2.7(b) hereof, as applicable, in respect of amounts distributable to the Certificateholder under the Sale and Servicing Agreement and the Spread Account Agreement, (a) if a GCFP Trigger Event shall not have occurred and be continuing, Lender shall apply such distribution in the following manner and order of priority: FIRST, 100% of such distribution shall be applied by Lender to reduce to zero all Obligations and Other RF Obligations, as applicable, under each Crossed Residual Financing Agreement pursuant to the Crossed Paydown Method, and SECOND, the remainder of such distribution shall be applied by Lender to reduce to zero any outstanding Other RF Obligations, or (b) if a GCFP Trigger Event has occurred and is continuing with respect to a Crossed Residual Financing Agreement, Lender shall apply such distribution in the following manner and order of priority: FIRST, 100% of such distribution shall be applied to reduce to zero all Obligations or Other RF Obligations, as applicable, arising under such Crossed Residual Financing Agreement and, SECOND, if such GCFP Trigger Event has an adverse affect on any other Crossed Residual Financing Agreement, the remaining amount of such distribution, if any, shall be applied to reduce to zero all Obligations and Other RF Obligations, as applicable, arising under such other Crossed Residual Financing Agreements pursuant to the Crossed Payment Method.

         (j) Each of the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement is hereby amended by deleting in its entirety
                  Section 3.15 thereof and replacing it with the following:

                           3.15. PAYMENT OF EXCESS CASH FLOW. Upon receiving a distribution pursuant to Section 2.5(b) or 2.7(b) hereof in respect of amounts distributable to the Certificateholder under the Sale and Servicing Agreement and the Spread Account Agreement, (a) if a GCFP Trigger Event shall not have occurred and be continuing, Lender shall apply such distribution in the following manner and order of priority: FIRST, an amount equal to the product of (x) 33 1/3% and (y) 40% of such distribution shall be applied by Lender to reduce to zero all Obligations and Other RF Obligations, as applicable, arising under each Crossed Residual Financing Agreement pursuant to the Crossed Paydown Method; SECOND, Lender shall remit to Borrower an amount equal to the product of (x) 66 2/3% and (y) of 40% of any such distribution, by 4:00 p.m., New York City time, on the date of receipt by Lender, in the case of distributions received by Lender before 1:00 p.m., New York City time, and by 12:00 noon, New York City time, on the Business Day immediately succeeding the date of receipt by Lender, in the case of distributions received by Lender after 1:00 p.m., New York City time; and THIRD, an amount equal to 60% of such distribution shall be applied by Lender to reduce to zero any outstanding Other RF Obligations; PROVIDED, HOWEVER, that if a Trigger Event (as defined in the Spread Account Agreement, the 98-2 Spread Account Agreement, the 99-1 Spread Account Agreement, the 99-2 Spread Account Agreement the 2000-1 Spread Account Agreement, the 2000-2 Spread Account Agreement or any Future Spread Account Agreement) has occurred and is continuing, Lender shall not remit to Borrower any amounts received by Lender pursuant to Section 2.5(b) or 2.7(b) hereof and shall apply any such amounts otherwise distributable to Borrower as specified in clause THIRD above, or (b) if a GCFP Trigger Event shall have occurred and be continuing with respect to a Crossed Residual Financing Agreement, Lender shall apply such distribution in the following manner and order of priority: FIRST, 100% of such distribution shall be applied to reduce to zero all Obligations or Other RF Obligations, as applicable, arising under such Crossed Residual Financing Agreement and, SECOND, if such GCFP Trigger Event has an adverse affect on any other Crossed Residual Financing Agreement, the remaining amount of such distribution, if any, shall be applied to reduce to zero all Obligations and Other RF Obligations, as applicable, arising under such other Crossed Residual Financing Agreements pursuant to the Crossed Payment Method. Lender shall remit any amounts payable to Borrower pursuant to this Section 3.15 to Borrower's account (Account No. 00102672111) at Chase Bank of Texas, N.A. (ABA No. 111001150).

         (k) Each Residual Financing Agreement is hereby amended by adding the following Section 3.16 thereto in the appropriate numerical order:

                           3.16. EXHIBIT J. Exhibit J hereto may be amended or supplemented from time to time by (i) written notice from Lender to Borrower of any such amendment or supplement or (ii) delivery by Lender to Borrower of a copy of Exhibit J as so amended or supplemented; PROVIDED that (a) such amendment or supplement relates to one or more credit and security agreements or other similar agreements among Lender, Borrower and Guarantor, and (b) such credit and security agreement relates to the financing of a certificate issued in connection with a SARR Reinsured Series, the spread account relating to which is crossed, pursuant to the related Spread Account Agreement or any other spread account agreement relating thereto, with the spread account of one or more of the Crossed Residual Financing Agreements listed on Exhibit J, whether at present so listed or hereafter added to Exhibit J. In addition, if Lender delivers changes to Exhibit J to any Other Residual Financing Agreement as provided therein, Exhibit J hereto shall automatically and without further action be amended by such changes; PROVIDED that such change relates to one or more credit and security agreements or other similar agreements among Lender, Borrower and Guarantor.

         (l) Each Residual Financing Agreement is hereby amended by deleting in its entirety the information under the heading "To Lender:" in Section 9.10 and replacing it with the following:

                  To Lender:          Greenwich Capital Financial Products, Inc.
                                      600 Steamboat Road
                                      Greenwich, Connecticut 06830
                                      Attention:  Asset-Backed Finance
                                      Telephone:  (203) 622-5666
                                      Facsimile:  (203) 618-2164

                                      WITH A COPY TO:

                                      Greenwich Capital Financial Products, Inc.
                                      600 Steamboat Road
                                      Greenwich, Connecticut 06830
                                      Attention:  General Counsel
                                      Telephone:  (203) 625-6065
                                      Facsimile:  (203) 629-4571.

         (m) Each Residual Financing Agreement is hereby amended by adding "EXHIBIT J" thereto in the form attached hereto as Annex I.

3. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Amendment, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in EXHIBIT A hereto.

4. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Amendment.

5. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

         (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) All presently outstanding and new Loans (as defined in each Residual Financing Agreement) made under such Residual Financing Agreement (including without limitation the Additional Advance made under each of the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under the 98-1 Agreement) (each together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

         (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment,
                  (iii) this Amendment has been duly executed and delivered by it, (iv) each of this Amendment and each Residual Financing Agreement as amended by this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and
                  (v) after giving effect to this Amendment, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

         (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct as of the date of this Amendment and is hereby restated and affirmed.

         (e) Each covenant contained in each Residual Financing Agreement is hereby restated and affirmed.

6. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment.

7. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Amendment shall control.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. SEVERABILITY. Any provision of this Amendment or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

10. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

11. HEADINGS. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

12. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                            LONG BEACH ACCEPTANCE
                                            RECEIVABLES CORP., as Borrower

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            LONG BEACH ACCEPTANCE CORP., as
                                            Guarantor

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC., as Lender

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT B.

         2. Letter of Ameriquest Mortgage Company ("AMC") amending each of the AMC Guarantees and acknowledging that each of the AMC Guarantees as amended relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT C.

         3. Opinion of Dewey Ballantine LLP, special counsel to Borrower and Guarantor, in form and substance satisfactory to Lender.

         4. Opinion of counsel to AMC, regarding due authorization, execution and delivery of this Amendment and acknowledgement letter of AMC in form and substance satisfactory to Lender.

         5. Secretary's Certificate and Incumbency Certificate of Borrower (including good standing certificate of the Delaware Secretary of State and certified resolutions of Borrower's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         6. Secretary's Certificate and Incumbency Certificate of Guarantor (including good standing certificate of the Delaware Secretary of State and certified resolutions of Guarantor's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         7. Secretary's Certificate and Incumbency Certificates of AMC (including good standing certificate of the Delaware Secretary of State and certified resolutions of AMC's board of directors relating to the amended AMC Guarantees), in form and substance satisfactory to Lender.

         8. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

                                                                       EXHIBIT B
                                [LBAC LETTERHEAD]

                                December 13, 2000



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, Guarantor and Lender, (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (vi) the Credit and Security Agreement dated as of June 15, 2000 by and among Borrower, Guarantor and Lender (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement" and, collectively with the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement and the Original 99-2 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (vii) the Guarantee by Guarantor dated as of August 27, 1997 (the "97-2 Guarantee") in favor of Lender, (viii) the Guarantee by Guarantor dated as of January 30, 1998 (the "98-1 Guarantee") in favor of Lender, (ix) the Guarantee by Guarantor dated as of November 25, 1998 (the "98-2 Guarantee") in favor of Lender, (x) the Guarantee by Guarantor dated as of August 12, 1999 (the "99-1 Guarantee") in favor of Lender, (xi) the Guarantee by Guarantor dated as of December 9, 1999 (the "99-2 Guarantee") and (xii) the Guarantee by Guarantor dated as of June 15, 2000 (the "2000-1 Guarantee" and, collectively with the 97-2 Guarantee, the 98-1 Guarantee, the 98-2 Guarantee, the 99-1 Guarantee and the 99-2 Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "Guarantees", and each individually, a "Guarantee") in favor of Lender, and (xiii) Omnibus Amendment Agreement No. 4 dated as of December 13, 2000 (the "Amendment") among Borrower, Guarantor and Lender. The Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1

Agreement, the Original 99-2 Agreement and the Original 2000-1 Agreement, each as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-2 Agreement", the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement" and the "2000-1 Agreement", respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in each of the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under and as defined in the 98-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees, as amended, supplemented or otherwise modified prior to the date hereof and as confirmed by this letter, remain in full force and effect and are hereby ratified and confirmed in all respects.

                                               Very truly yours,

                                               LONG BEACH ACCEPTANCE CORP.


                                               By:    __________________________
                                                      Name:
                                                      Title:


AGREED AND ACCEPTED:
-------------------


GREENWICH CAPITAL MARKETS, INC.



By:
     -----------------------------------
     Name:
     Title:

                                                                       EXHIBIT C
                                [AMC LETTERHEAD]

                                 December 13, 2000



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("LBAC") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, LBAC and Lender, (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, LBAC and Lender,
(iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, LBAC and Lender, (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (vi) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement" and, collectively with the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement and the Original 99-2 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement"),
(vii) the AMC Guarantee by Ameriquest Mortgage Company (as successor of Long Beach Mortgage Company) dated as of August 27, 1997 (the "97-2 AMC Guarantee") in favor of Lender, (viii) the AMC Guarantee by Ameriquest Mortgage Company dated as of January 30, 1998 (the "98-1 AMC Guarantee") in favor of Lender, (ix) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"), (x) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 12, 1999 (the "99-1 AMC Guarantee") in favor of Lender, (xi) the AMC Guarantee by Ameriquest Mortgage Company dated as of December 9, 1999 (the "99-2 AMC Guarantee") in favor of Lender, (xii) the AMC Guarantee by Ameriquest Mortgage Company dated as of June 15, 2000 (the "2000-1 AMC Guarantee")and, collectively with the 97-2 AMC Guarantee, the 98-1 AMC Guarantee, the 98-2 AMC Guarantee, the 99-1 AMC Guarantee and the 99-2 AMC Guarantee and as amended, supplemented or otherwise modified prior to the date hereof the "AMC Guarantees", and each individually, an "AMC Guarantee"), (xiii) the Guarantee by LBAC dated as of August 27, 1997 (the "97-2 LBAC Guarantee") in favor of Lender, (xiv) the Guarantee by LBAC dated as of January 30, 1998 (the "98-1 LBAC Guarantee") in favor of Lender, (xv) the Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee") in favor of Lender, (xvi) the Guarantee by LBAC dated as of

August 12, 1999 (the "99-1 LBAC Guarantee") in favor of Lender, (xvii) the Guarantee by LBAC dated as of December 9, 1999 (the "99-2 LBAC Guarantee") in favor of the Lender, (xviii) the Guarantee by LBAC dated as of June15, 2000 (the "2000-1 LBAC Guarantee" and, collectively with the 97-1 LBAC Guarantee, the 97-2 LBAC Guarantee, the 98-1 LBAC Guarantee, the 98-2 LBAC Guarantee and the 99-1 LBAC Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "LBAC Guarantees", and each individually, an "LBAC Guarantee") in favor of Lender, (xix) Omnibus Amendment Agreement No. 4 dated as of December 13, 2000 (the "Amendment") among Borrower, LBAC, as guarantor, and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 and the Original 2000-1 Agreement, as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-2 Agreement", the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement" and the "2000-1 Agreement", respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in each of the 97-2 Agreement, the 99-1 Agreement and the 99-2 Agreement and the Second Additional Advance made under and as defined in the 98-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, as amended by this letter, and (iv) all of the terms of the AMC Guarantees, as confirmed by this letter, and as amended, supplemented or otherwise modified prior to the date hereof remain in full force and effect and are hereby ratified and confirmed in all respects.

                                              Very truly yours,

                                              AMERIQUEST MORTGAGE COMPANY


                                              By:     __________________________
                                                      Name:
                                                      Title:

                                                                         ANNEX I


                                                                       EXHIBIT J

                      CROSSED RESIDUAL FINANCING AGREEMENTS



Credit and Security Agreement dated as of November 25, 1998 by and among Greenwich Capital Financial Products, Inc., as lender, Long Beach Acceptance Receivables Corp., as borrower, and Long Beach Acceptance Corp., as guarantor, as amended by the Omnibus Amendment Agreement dated as of March 31, 1999, Omnibus Amendment Agreement No. 2 dated as of August 12, 1999, Omnibus Amendment Agreement No. 3 dated as of April 14, 2000 and Omnibus Amendment Agreement No. 4 dated as of December 13, 2000, and as otherwise amended, supplemented or modified from time to time pursuant to the terms thereof.

Credit and Security Agreement dated as of December 13, 2000 by and among Greenwich Capital Financial Products, Inc., as lender, Long Beach Acceptance Receivables Corp., as borrower, and Long Beach Acceptance Corp., as guarantor, as amended, supplemented or modified from time to time in accordance with the terms thereof.


                                      I-J-1

                                                                 EXECUTION COPPY

                        OMNIBUS AMENDMENT AGREEMENT NO. 5

         This OMNIBUS AMENDMENT AGREEMENT NO. 5, dated as of January 12, 2001 (this "Amendment"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "97-2 Agreement"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement"), (iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-1 Agreement"), (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-2 Agreement"), (vi) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "2000-1 Agreement") and (vii) the Credit and Security Agreement dated as of December 13, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "2000-2 Agreement" and, collectively with the 97-2 Agreement, the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender, as lender);

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the Residual Financing Agreements as provided herein; and

         WHEREAS, Section 9.3 of each Residual Financing Agreement permits the amendment thereof as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

2. AMENDMENTS.

         (a) The definition of "Loan" in the 98-1 Agreement is hereby amended by amending and restating the last proviso at the end of such definition to read as follows:

                           , PROVIDED, FURTHER, that the term "LOAN" shall for all purposes include the Second Additional Advance and the Third Additional Advance.

         (b) The following definition of "Maximum Third Additional Advance" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "MAXIMUM THIRD ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (c) The following definition of "Third Additional Advance" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "THIRD ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (d) The following definition of "Third Additional Advance Condition" is hereby added to Section 1 of the 98-1 Agreement in the appropriate alphabetical order:

                           "THIRD ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Third Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Third Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Third Additional Advance.

         (e) Section 2.1 of the 98-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on January 12, 2001, an aggregate principal amount not to exceed One Million Eighty One Thousand Eight Hundred Dollars

                           ($1,081,800.00) (the "MAXIMUM THIRD ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "THIRD ADDITIONAL ADVANCE"), such Third Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Third Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Third Additional Advance, the Advance Rate shall not exceed 60%.

         (f) Section 2.3(a) of the 98-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Borrower shall execute and deliver to Lender on or prior to January 12, 2001 a replacement Note evidencing the Loan as increased by the Maximum Third Additional Advance permitted pursuant to Section 2.1.

         (g)      The 98-1 Agreement is hereby amended by adding the following
                  Section 2.12 thereto in the appropriate numerical order:

                           2.11 PROCEDURE FOR MAKING THIRD ADDITIONAL ADVANCE. The Borrower may request the making of the Third Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT K hereto (a "THIRD ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on January 11, 2001, appropriately completed to specify the aggregate amount of the Third Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in
                           Section 7.4 hereof on January 12, 2001, Lender shall disburse the Third Additional Advance no later than the close of business on January 12, 2001.

         (h)      The 98-1 Agreement is hereby amended by adding the following
                  Section 7.4 thereto in the appropriate numerical order:

                           7.4 CONDITIONS PRECEDENT TO THIRD ADDITIONAL ADVANCE. The obligation of Lender to extend the Third Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Third Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since November 30, 2000 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Third Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Third Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Third Additional Advance in the form of EXHIBIT L hereto; and

                            (h) Lender shall have received the Third Additional
                           Advance Notice of Borrowing described in Section 2.11 hereof.

         (i) The definition of "Loan" in the 99-1 Agreement is hereby amended by amending and restating the proviso at the end of such definition to read as follows:

                           , PROVIDED that the term "LOAN" shall for all purposes include the Additional Advance and the Second Additional Advance.

         (j) The following definition of "Maximum Second Additional Advance" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order :

                           "MAXIMUM SECOND ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (k) The following definition of "Second Additional Advance" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (l) The following definition of "Second Additional Advance Condition" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Second Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Second Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this

                           Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Second Additional Advance.

         (m) Section 2.1 of the 99-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on January 12, 2001, an aggregate principal amount not to exceed One Hundred Fourteen Thousand Four Hundred Dollars ($114,400.00) (the "MAXIMUM SECOND ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "SECOND ADDITIONAL ADVANCE"), such Second Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Second Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Second Additional Advance, the Advance Rate shall not exceed 60%.

         (n)      The 99-1 Agreement is hereby amended by adding the following
                  Section 2.12 thereto in the appropriate numerical order:

                           2.12 PROCEDURE FOR MAKING SECOND ADDITIONAL ADVANCE. The Borrower may request the making of the Second Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT K hereto (a "SECOND ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on January 11, 2001, appropriately completed to specify the aggregate amount of the Second Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in
                           Section 7.4 hereof on or prior to the close of business on January 12, 2001, Lender shall disburse the Second Additional Advance no later than the close of business on January 12, 2001.

         (o)      The 99-1 Agreement is hereby amended by adding the following
                  Section 7.4 thereto in the appropriate numerical order:

                           7.4 CONDITIONS PRECEDENT TO SECOND ADDITIONAL ADVANCE. The obligation of Lender to extend the Second Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Second Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since November 30, 2000 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Second Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Second Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Second Additional Advance in the form of EXHIBIT L hereto; and

                           (i) Lender shall have received the Third Additional Advance Notice of Borrowing described in Section 2.12 hereof.

         (p) Section 4.8 of each of the 98-1 Agreement and the 99-1 Agreement is hereby amended and restated in its entirety to read as follows:

                           4.8 FINANCIAL STATEMENTS. The unaudited balance sheets of Guarantor as at November 30, 2000 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender, are complete and correct in all material respects and fairly present the financial condition of Guarantor as at said date (subject to normal year-end audit adjustments), all in accordance with U.S. generally accepted accounting principles applied on a consistent basis. On said dates, Guarantor had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheets as at said dates. Since November 30, 2000 there has been no material adverse change in the operations, condition (financial or otherwise), business or prospects of Guarantor from that set forth in said financial statements as at said date.

         (q) Exhibit L is hereby added as an exhibit to each of the 98-1 Agreement and the 99-1 Agreement in the form attached to this Amendment as ANNEX I-A and ANNEX I-B respectively.

         (r) Exhibit K is hereby added as an exhibit to each of the 98-1 Agreement and the 99-1 Agreement in the form attached to this Amendment as ANNEX II.

3. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Amendment, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in EXHIBIT A hereto.

4. CONDITIONS SUBSEQUENT TO AMENDMENT. The obligations of Lender to enter into this Omnibus Amendment Agreement No. 5, and to perform its obligations hereunder, are subject to the fulfillment of each condition subsequent set forth in Exhibit B hereto (each an "Amendment Condition Subsequent") on or prior to January 24, 2001. Notwithstanding the forgoing, in the event that any Amendment Condition Subsequent is not fulfilled on or prior to January 26, 2001, such failure shall constitute an Event of Default for which there shall be no cure period under each Residual Financing Agreement.

5. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Amendment.

6. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

         (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) All presently outstanding and new Loans (as defined in each Residual Financing Agreement) made under such Residual Financing Agreement (including without limitation the Third Additional Advance made under the 98-1 Agreement and the Second Additional Advance made under the 99-1 Agreement) (each together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

         (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this

                  Amendment and each Residual Financing Agreement as amended by this Amendment, (iii) this Amendment has been duly executed and delivered by it, (iv) each of this Amendment and each Residual Financing Agreement as amended by this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (v) after giving effect to this Amendment, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

         (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct as of the date of this Amendment and is hereby restated and affirmed.

         (e) Each covenant contained in each Residual Financing Agreement is hereby restated and affirmed.

7. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment.

8. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Amendment shall control.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10. SEVERABILITY. Any provision of this Amendment or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

11. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

12. HEADINGS. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

13. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                            LONG BEACH ACCEPTANCE
                                            RECEIVABLES CORP., as Borrower

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            LONG BEACH ACCEPTANCE CORP., as
                                            Guarantor

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                            GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC., as Lender

                                            By:    _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Replacement promissory notes executed by Borrower under the 98-1 Agreement and the 99-1 Agreement (in the forms attached as ANNEX I-A and ANNEX I-B, to this Amendment).

         2. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT C.

         3. Letter of Ameriquest Mortgage Company ("AMC") amending each of the AMC Guarantees and acknowledging that each of the AMC Guarantees as amended relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT C.

         4. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

                                                                       EXHIBIT B
                              CONDITIONS SUBSEQUENT

         1. Opinion of Dewey Ballantine LLP, special counsel to Borrower and Guarantor, in form and substance satisfactory to Lender.

         2. Opinion of counsel to AMC, regarding due authorization, execution and delivery of the acknowledgement letter of AMC and such other matters as Lender shall reasonably request in form and substance satisfactory to Lender.

         3. Secretary's Certificate and Incumbency Certificate of Borrower (including good standing certificate of the Delaware Secretary of State and certified resolutions of Borrower's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         4. Secretary's Certificate and Incumbency Certificate of Guarantor (including good standing certificate of the Delaware Secretary of State and certified resolutions of Guarantor's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         5.       Secretary's Certificate and Incumbency Certificates of AMC
        --- (including good standing certificate of the Delaware Secretary of State and certified resolutions of AMC's board of directors relating to the amended AMC Guarantees), in form and substance satisfactory to Lender.

         6.       Such other opinions, documents and instruments as Lender or
        ---       its counsel shall reasonably request.

                                                                       EXHIBIT C
                               [LBAC LETTERHEAD]

                                January 12, 2001



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, Guarantor and Lender, (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (vi) the Credit and Security Agreement dated as of June 15, 2000 by and among Borrower, Guarantor and Lender (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement"), (vii) the Credit and Security Agreement dated as of December 13, 2000 by and among Borrower, Lender and Guarantor (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-2 Agreement" and, collectively with the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement and the Original 2000-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (viii) the Guarantee by Guarantor dated as of August 27, 1997 (the "97-2 Guarantee") in favor of Lender, (ix) the Guarantee by Guarantor dated as of January 30, 1998 (the "98-1 Guarantee") in favor of Lender, (x) the Guarantee by Guarantor dated as of November 25, 1998 (the "98-2 Guarantee") in favor of Lender, (xi) the Guarantee by Guarantor dated as of August 12, 1999 (the "99-1 Guarantee") in favor of Lender, (xii) the Guarantee by Guarantor dated as of December 9, 1999 (the "99-2 Guarantee"), (xiii) the Guarantee by Guarantor dated as of June 15, 2000 (the "2000-1 Guarantee") and the Guarantee by Guarantor dated as of December 13, 2000 (the "2000-2 Guarantee" and, collectively with the 97-2 Guarantee, the 98-1 Guarantee, the 98-2 Guarantee, the 99-1 Guarantee, the 99-2 Guarantee and the 2000-1 Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "Guarantees", and each individually, a "Guarantee") in favor of Lender, and (xiii) Omnibus Amendment Agreement No. 5 dated as of January 12, 2001 (the "Amendment") among Borrower, Guarantor and Lender. The Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement, the Original 2000-1 Agreement and the Original 2000-2 Agreement, each as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-2 Agreement", the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement", the "2000-1 Agreement" and the 2000-2 Agreement, respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Third Additional Advance made under and as defined in the 98-1 Agreement and the Second Additional Advance made under and as defined in the 99-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees, as amended, supplemented or otherwise modified prior to the date hereof and as confirmed by this letter, remain in full force and effect and are hereby ratified and confirmed in all respects.

                                             Very truly yours,

                                             LONG BEACH ACCEPTANCE CORP.


                                             By:      __________________________
                                                      Name:
                                                      Title:


AGREED AND ACCEPTED:

GREENWICH CAPITAL MARKETS, INC.

By:
     -----------------------------------
Name:
Title:

                                                                       EXHIBIT D
                                [AMC LETTERHEAD]

                                January 12, 2001



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of August 29, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 97-2 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("LBAC") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Borrower, LBAC and Lender, (iii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, LBAC and Lender,
(iv) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, LBAC and Lender, (v) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (vi) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement"), (vii) the Credit and Security Agreement dated as of December 13, 2000 by and among Borrower, Lender and Guarantor (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-2 Agreement" and, collectively with the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement and the Original 2000-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement"),
(viii) the AMC Guarantee by Ameriquest Mortgage Company (as successor of Long Beach Mortgage Company) dated as of August 27, 1997 (the "97-2 AMC Guarantee") in favor of Lender, (ix) the AMC Guarantee by Ameriquest Mortgage Company dated as of January 30, 1998 (the "98-1 AMC Guarantee") in favor of Lender, (x) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"), (xi) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 12, 1999 (the "99-1 AMC Guarantee") in favor of Lender, (xii) the AMC Guarantee by Ameriquest Mortgage Company dated as of December 9, 1999 (the "99-2 AMC Guarantee") in favor of Lender, (xiii) the AMC Guarantee by Ameriquest Mortgage Company dated as of June 15, 2000 (the "2000-1 AMC Guarantee") and the Guarantee by Guarantor dated as of December 13, 2000 (the "2000-2 Guarantee" and, collectively with the 97-2 AMC Guarantee, the 98-1 AMC Guarantee, the 98-2 AMC Guarantee, the 99-1 AMC Guarantee and the 99-2 AMC Guarantee and as amended, supplemented or otherwise modified prior to the date hereof the "AMC Guarantees", and each individually, an "AMC Guarantee"), (xiv) the Guarantee by LBAC dated as of August 27, 1997 (the "97-2 LBAC Guarantee") in favor of Lender, (xv) the Guarantee by LBAC dated as of January 30, 1998 (the "98-1 LBAC
Guarantee") in favor of Lender, (xvi) the Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee") in favor of Lender, (xvii) the Guarantee by LBAC dated as of August 12, 1999 (the "99-1 LBAC Guarantee") in favor of Lender, (xviii) the Guarantee by LBAC dated as of December 9, 1999
(the "99-2 LBAC Guarantee") in favor of the Lender, (xix) the Guarantee by
LBAC dated as of June15, 2000 (the "2000-1 LBAC Guarantee") in favor of the Lender, (xx) the Guarantee by LBAC dated as of December 13, 2000 (the "2000-2 LBAC Guarantee" and, collectively with the 97-1 LBAC Guarantee, the 97-2 LBAC Guarantee, the 98-1 LBAC Guarantee, the 98-2 LBAC Guarantee and the 99-1 LBAC Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "LBAC Guarantees", and each individually, an "LBAC
Guarantee") in favor of Lender, (xxi) Omnibus Amendment Agreement No.5 dated as of January 12, 2001 (the "Amendment") among Borrower, LBAC, as guarantor, and Lender. The Original 97-1 Agreement, the Original 97-2 Agreement, the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2, the Original 2000-1 Agreement and the Original 2000-2 Agreement, as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "97-2 Agreement", the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement", the "2000-1 Agreement" and the 2000-2 Agreement, respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Third Additional Advance made under and as defined in the 98-1 Agreement and the Second Additional Advance made under and as defined in the 99-1 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, as amended by this letter, and
(iv) all of the terms of the AMC Guarantees, as confirmed by this letter, and as amended, supplemented or otherwise modified prior to the date hereof remain in full force and effect and are hereby ratified and confirmed in all respects.

                                            Very truly yours,

                                            AMERIQUEST MORTGAGE COMPANY


                                            By:      __________________________
                                                     Name:
                                                     Title:

                                                                       ANNEX I-A

                                                                       EXHIBIT L

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                January 12, 2001

Amount: U.S. $4,354,331.62

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 98-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Four Million Three Hundred Fifty-Four Thousand Three Hundred Thirty-One Dollars and Sixty-Two Cents (U.S $4,354,331.62) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 98-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 98-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 98-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of January 30, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "98-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 98-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 98-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                         LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                         By:   _________________________________
                                               Name:
                                               Title:


                                      I-A-1

                                                                       ANNEX I-B

                                                                       EXHIBIT L

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                January 12, 2001

Amount: U.S. $7,706,258.59

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 99-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Seven Million Seven Hundred Six Thousand Two Hundred Fifty-Eight Dollars and Fifty-Nine Cents (U.S. $7,706,258.59) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 99-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 99-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 99-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of August 12, 1999 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "99-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 99-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 99-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                         LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                         By:   _________________________________
                                               Name:
                                               Title:


                                      I-B-1

                                                                        ANNEX II

                                                                       EXHIBIT K

                 FORM OF NOTICE OF ADDITIONAL ADVANCE BORROWING


January 11, 2000

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.12 of that certain Credit and Security Agreement, dated as of [____________] (as amended, modified or otherwise supplemented from time to time, the "AGREEMENT", the terms defined therein being used herein as defined therein), by and among Greenwich Capital Financial Products, Inc., as Lender, the undersigned, as Borrower, and Long Beach Acceptance Corp., as Guarantor, the undersigned hereby requests a Loan in an aggregate principal amount equal to $_________________, to be disbursed in the manner provided below.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         A. the representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof; and

         B. no Default, Event of Default or Other RF Event of Default has occurred and is continuing.

         DISBURSEMENT INSTRUCTIONS:

                                        Very truly yours,


                                        Long Beach Acceptance Receivables Corp., as Borrower


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                  Execution Copy

                        OMNIBUS AMENDMENT AGREEMENT NO. 6

         This OMNIBUS AMENDMENT AGREEMENT NO. 6, dated as of June 13, 2001 (this "Amendment"), is made among (i) LONG BEACH ACCEPTANCE RECEIVABLES CORP., a Delaware corporation ("Borrower"), (ii) LONG BEACH ACCEPTANCE CORP., a Delaware corporation ("Guarantor"), and (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower, Lender and Guarantor are parties to (i) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-1 Agreement"), (ii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "98-2 Agreement"), (iii) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-1 Agreement"), (iv) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "99-2 Agreement"), (v) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "2000-1 Agreement") and (vi) the Credit and Security Agreement dated as of December 13, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "2000-2 Agreement" and, collectively with the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement"), in each case whereby Lender has made certain loans to Borrower which are guaranteed by Guarantor and Ameriquest Mortgage Company ("AMC") pursuant to certain guarantees referred to therein, and which loans are secured by, among other things, the collateral identified in the Residual Financing Agreements and certain collateral pledged under the Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Security Agreement") made by Guarantor, as pledgor, in favor of Lender, as pledgee (which Security Agreement also secures obligations of Guarantor under the Warehouse Lending Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Warehouse Loan Agreement") between Guarantor, as borrower, and Lender, as lender);

         WHEREAS, Borrower, Lender and Guarantor have agreed to make certain amendments to the Residual Financing Agreements as provided herein; and

         WHEREAS, Section 9.3 of each Residual Financing Agreement permits the amendment thereof as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the applicable Residual Financing Agreement.

2. AMENDMENTS.

         (a) The following definition of "Additional Advance" is hereby added to Section 1 of each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (b) The following definition of "Additional Advance Condition" is hereby added to Section 1 of the 98-2 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Additional Advance hereunder: (a) the Advance Rate shall not exceed 50% after giving effect to such Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Additional Advance.

         (c) The definition of "Loan" in each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended by adding the following proviso at the end of such definition:

                           , PROVIDED that the term "LOAN" shall for all purposes include the Additional Advance.

         (d) The definition of "Maturity Date" in each of the 98-1 Agreement and the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "MATURITY DATE" means June 12, 2002 (or if such day is not a Business Day, the next preceding Business
                           Day); PROVIDED that if, prior to such date, the Pooling and Servicing Agreement is terminated pursuant to Section 10.01 thereof or the Originator or Servicer exercises its option to purchase the corpus of the Trust as provided in Section 10.02 of the Pooling and Servicing Agreement, the Maturity Date shall be the date of such termination or purchase, as the case may be.

         (e) The definition of "Maturity Date" in each of the 99-1 Agreement, the 99-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "MATURITY DATE" means June 12, 2002 (or if such day is not a Business Day, the next preceding Business
                           Day); PROVIDED that if, prior to such date, the Indenture is terminated pursuant to Section 4.1 thereof or the Certificateholder exercises its option to redeem the Notes issued pursuant to the Indenture as provided in Section 10.1 of the Indenture, the Maturity Date shall be the date of such termination or redemption, as the case may be.

         (f) The following definition of "Maximum Additional Advance" is hereby added to Section 1 of each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement in the appropriate alphabetical order :

                           "MAXIMUM ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (g) The definition of "Target Advance Rate" in the 98-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "TARGET ADVANCE RATE" means, for any Calculation Date, 50%.

         (h) The definition of "Target Advance Rate" in each of the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement is hereby amended and restated in its entirety to read as follows:

                           "TARGET ADVANCE RATE" means, for any Calculation Date, 60%.

         (i) The definition of "Target Advance Rate" in the 2000-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           "TARGET ADVANCE RATE" means, for any Calculation Date, 35%.

         (j) Section 2.1 of the 98-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on June 13, 2001, an aggregate principal amount not to exceed Two Million Six Hundred Ten Thousand One Hundred Sixty-Seven Dollars ($2,610,167) (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate shall not exceed 50%.

         (k) Each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended by adding the following
                  Section 2.11 thereto in the appropriate numerical order:

                           2.11 PROCEDURE FOR MAKING ADDITIONAL ADVANCE. The Borrower may request the making of the Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT H hereto (an "ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on June 12, 2001, appropriately completed to specify the aggregate amount of the Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in Section 7.3 hereof on or prior to the close of business on June 13, 2001, Lender shall disburse the Additional Advance no later than the close of business on June 13, 2001.

         (l) Each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended by adding the following
                  Section 7.3 thereto in the appropriate numerical order:

                           7.3 CONDITIONS PRECEDENT TO ADDITIONAL ADVANCE. The obligation of Lender to extend the Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since April 30, 2001 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Additional Advance in the form of EXHIBIT I hereto; and

                           (h) Lender shall have received the Additional Advance Notice of Borrowing described in Section 2.11 hereof.

         (m) The definition of "Loan" in the 99-1 Agreement is hereby amended by amending and restating the proviso at the end of such definition to read as follows:

                           , PROVIDED that the term "LOAN" shall for all purposes include the Additional Advance, the Second Additional Advance and the Third Additional Advance.

         (n) The following definition of "Maximum Third Additional Advance" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "MAXIMUM THIRD ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (o) The following definition of "Third Additional Advance" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "THIRD ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (p) The following definition of "Third Additional Advance Condition" is hereby added to Section 1 of the 99-1 Agreement in the appropriate alphabetical order:

                           "THIRD ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Third Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Third Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Third Additional Advance.

         (q) Section 2.1 of the 99-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on June 13, 2001, an aggregate principal amount not to exceed One Million One Hundred Sixty Two Thousand Seven Hundred Eleven Dollars ($1,162,711) (the "MAXIMUM THIRD ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "THIRD ADDITIONAL ADVANCE"), such Third Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Third Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Third Additional Advance, the Advance Rate shall not exceed 60%.

         (r)      The 99-1 Agreement is hereby amended by adding the following
                  Section 2.13 thereto in the appropriate numerical order:

                      2.13 PROCEDURE FOR MAKING THIRD ADDITIONAL ADVANCE.
                           The Borrower may request the making of the Third Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT M hereto (a "THIRD ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on June 12, 2001, appropriately completed to specify the aggregate amount of the Third Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in Section 7.5 hereof on or prior to the close of business on June 13, 2001, Lender shall disburse the Third Additional Advance no later than the close of business on June 13, 2001.

         (s)      The 99-1 Agreement is hereby amended by adding the following
                  Section 7.5 thereto in the appropriate numerical order:

                           7.5 CONDITIONS PRECEDENT TO THIRD ADDITIONAL ADVANCE. The obligation of Lender to extend the Third Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Third Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since April 30, 2001 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Third Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Third Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Third Additional Advance in the form of EXHIBIT N hereto; and

                           (h) Lender shall have received the Third Additional Advance Notice of Borrowing described in Section 2.13 hereof.

         (t) The definition of "Loan" in the 99-2 Agreement is hereby amended by amending and restating the proviso at the end of such definition to read as follows:

                           , PROVIDED that the term "LOAN" shall for all purposes include the Additional Advance and the Second Additional Advance.

         (u) The following definition of "Maximum Second Additional Advance" is hereby added to Section 1 of the 99-2 Agreement in the appropriate alphabetical order :

                           "MAXIMUM SECOND ADDITIONAL ADVANCE" has the meaning assigned thereto in Section 2.1 hereof.

         (v) The following definition of "Second Additional Advance" is hereby added to Section 1 of the 99-2 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE" has the meaning assigned to thereto in Section 2.1 hereof.

         (w) The following definition of "Second Additional Advance Condition" is hereby added to Section 1 of the 99-2 Agreement in the appropriate alphabetical order:

                           "SECOND ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Second Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Second Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Second Additional Advance.

         (x) Section 2.1 of the 99-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on June 13, 2001, an aggregate principal amount not to exceed Six Hundred Forty-Four Thousand One Hundred Sixty Eight Dollars ($644,168) (the "MAXIMUM SECOND ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "SECOND ADDITIONAL ADVANCE"), such Second Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Second Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Second Additional Advance, the Advance Rate shall not exceed 60%.

         (y)      The 99-2 Agreement is hereby amended by adding the following
                  Section 2.12 thereto in the appropriate numerical order:

                           2.12 PROCEDURE FOR MAKING SECOND ADDITIONAL ADVANCE. The Borrower may request the making of the Second Additional Advance hereunder by delivering to Lender a notice in the form of EXHIBIT K hereto (a "SECOND ADDITIONAL ADVANCE NOTICE OF BORROWING") no later than 5:00 p.m., New York City time, on June 12, 2001, appropriately completed to specify the aggregate amount of the Second Additional Advance requested. Subject to the prior or contemporaneous satisfaction of each condition precedent specified in Section 7.4 hereof on or prior to the close of business on June 13, 2001, Lender shall disburse the Second Additional Advance no later than the close of business on June 13, 2001.

         (z)      The 99-2 Agreement is hereby amended by adding the following
                  Section 7.4 thereto in the appropriate numerical order:

                           7.4 CONDITIONS PRECEDENT TO SECOND ADDITIONAL ADVANCE. The obligation of Lender to extend the Second Additional Advance hereunder shall be subject to the following conditions:

                           (a) Each of the representations and warranties made by Borrower and Guarantor in this Agreement and by AMC in the AMC Guarantee shall be true and correct as of the date the Second Additional Advance is disbursed;

                           (b) There shall not have occurred and be continuing any Default, Event of Default or Other RF Event of Default and Borrower, Guarantor and AMC shall be in full compliance with all of their respective covenants and obligations under this Agreement, the Guarantee and the AMC Guarantee;

                           (c) There shall not have occurred a Change of Control;

                           (d) Since April 30, 2001 there shall not have been a material adverse change in the business, operations, prospects or condition (financial or otherwise) of Borrower, Guarantor or AMC, as determined by Lender in good faith;

                           (e) The Second Additional Advance Condition shall be satisfied;

                           (f) The disbursement of the Second Additional Advance shall not violate any provision of law, regulation, order or other governmental directive to which Lender or any of its affiliates is bound;

                           (g) Borrower shall have delivered to Lender an executed replacement promissory note evidencing the Loan as increased by the Second Additional Advance in the form of EXHIBIT L hereto; and

                           (h) Lender shall have received the Second Additional Advance Notice of Borrowing described in Section 2.12 hereof.

         (aa) The following definition of "Additional Advance Condition" is hereby added to Section 1 of the 2000-1 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Additional Advance hereunder: (a) the Advance Rate shall not exceed 60% after giving effect to such Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Additional Advance.

         (bb) Section 2.1 of the 2000-1 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on June 13, 2001, an aggregate principal amount not to exceed Eight Hundred Seventy-Seven Thousand Eight Hundred Sixty Two Dollars ($877,862) (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate shall not exceed 60%.

         (cc) The following definition of "Additional Advance Condition" is hereby added to Section 1 of the 2000-2 Agreement in the appropriate alphabetical order:

                           "ADDITIONAL ADVANCE CONDITION" means the following conditions precedent to Lender's commitment to make the Additional Advance hereunder: (a) the Advance Rate shall not exceed 35% after giving effect to such Additional Advance and (b) the sum of (i) the aggregate unpaid principal balance of the Loans (as defined in this Agreement) and (ii) the aggregate unpaid principal balance of the Loans (as defined in each Other Residual Financing Agreement) shall not exceed $42,000,000, in each case after giving effect to the Additional Advance.

         (dd) Section 2.1 of the 2000-2 Agreement is hereby amended by adding the following sentence to the end of such Section:

                           Subject to the terms and conditions of this Agreement, Lender also agrees to lend to Borrower on June 13, 2001, an aggregate principal amount not to exceed One Million Ninety-Three Thousand Three Hundred Sixty Dollars ($1,093,360) (the "MAXIMUM ADDITIONAL ADVANCE" and the borrowing pursuant to this sentence, the "ADDITIONAL ADVANCE"), such Additional Advance being secured by the Collateral; PROVIDED, HOWEVER, that the Maximum Additional Advance shall be reduced to the extent necessary to ensure that after giving effect to the Additional Advance, the Advance Rate shall not exceed 35%.

         (ee) Section 4.8 of each of the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           4.8 FINANCIAL STATEMENTS. The unaudited balance sheets of Guarantor as at April 30, 2001 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender, are complete and correct in all material respects and fairly present the financial condition of Guarantor as at said date (subject to normal year-end audit adjustments), all in accordance with U.S. generally accepted accounting principles applied on a consistent basis. On said dates, Guarantor had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheets as at said dates. Since April 30, 2001 there has been no material adverse change in the operations, condition (financial or otherwise), business or prospects of Guarantor from that set forth in said financial statements as at said date.

         (ff) Section 4.10 of each of the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement is hereby amended and restated in its entirety to read as follows:

                           4.10 REGULATION U. No proceeds of any Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a "purpose credit" within the meaning of Regulation U.

         (gg) Section 5.12 of each of the 98-1 Agreement, the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement and the 2000-1 Agreement is hereby amended and restated in its entirety to read as follows:

                           5.12 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE. Borrower will provide Lender with not less than 30 days prior written notice of any change in the chief executive office or state of incorporation of Borrower to permit Lender to make any additional filings necessary to continue Lender's perfected security interest in the Collateral.

         (hh) Exhibit I, Exhibit N, Exhibit L, Exhibit I and Exhibit I are hereby added as an exhibit to the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement, respectively, in the form attached to this Amendment as ANNEX I -A, ANNEX I-B, ANNEX I -C, ANNEX I -D and ANNEX I -E, respectively.

         (ii) Exhibit H is hereby added as an exhibit to each of the 98-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement in the form attached to this Amendment as ANNEX II.

         (jj) Exhibit M is hereby added as an exhibit to the 99-1 Agreement in the form attached to this Amendment as ANNEX III.

         (kk) Exhibit K is hereby added as an exhibit tot he 99-2 Agreement in the form attached to this Agreement as EXHIBIT IV.

3. CONDITIONS PRECEDENT TO AMENDMENT. The obligations of Lender to enter into this Amendment, and to perform its obligations hereunder, are subject to the fulfillment of each condition precedent set forth in EXHIBIT A hereto.

4. EXPENSES. Each of Borrower and Guarantor shall pay to Lender (without duplication), on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Amendment.

5. CONFIRMATIONS; REPRESENTATIONS AND WARRANTIES.

         (a) Except as expressly amended hereby, all of the terms of each Residual Financing Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) All presently outstanding and new Loans (as defined in each Residual Financing Agreement) made under such Residual Financing Agreement (including without limitation the Additional Advance made under the 98-2 Agreement, the Third Additional Advance made under the 99-1 Agreement, the Second Additional Advance made under the 99-2 Agreement, the Additional Advance made under the 2000-1 Agreement and the Additional Advance made under the 2000-2 Agreement) (each together with accrued interest thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement and "Other RF Obligations" under each other Residual Financing Agreement.

         (c) Each of Borrower and Guarantor hereby represents and warrants to Lender that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and each Residual Financing Agreement as amended by this Amendment,
                  (iii) this Amendment has been duly executed and delivered by it, (iv) each of this Amendment and each Residual Financing Agreement as amended by this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and
                  (v) after giving effect to this Amendment, no Default or Event of Default under any Residual Financing Agreement has occurred and is continuing.

         (d) Each representation and warranty contained in each Residual Financing Agreement is true and correct as of the date of this Amendment and is hereby restated and affirmed.

         (e) Each covenant contained in each Residual Financing Agreement is hereby restated and affirmed.

6. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment.

7. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in a Residual Financing Agreement, the provisions and definitions of this Amendment shall control.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. SEVERABILITY. Any provision of this Amendment or a Residual Financing Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

10. BINDING EFFECT. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

11. HEADINGS. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

12. COUNTERPARTS. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

                                                                  Executive Copy


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                         LONG BEACH ACCEPTANCE
                                         RECEIVABLES CORP., as Borrower

                                         By:    _____________________________
                                                Name:
                                                Title:

                                         LONG BEACH ACCEPTANCE CORP., as
                                         Guarantor

                                         By:    _____________________________
                                                Name:
                                                Title:

                                         GREENWICH CAPITAL FINANCIAL
                                         PRODUCTS, INC., as Lender

                                         By:      _____________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT A
                              CONDITIONS PRECEDENT

Borrower and the Guarantor shall deliver or cause to be delivered to Lender the following, in each case in form and substance satisfactory to Lender:

         1. Replacement promissory notes executed by Borrower under the 98-2 Agreement, the 99-1 Agreement, the 99-2 Agreement, the 2000-1 Agreement and the 2000-2 Agreement (in the forms attached as ANNEX I-A, ANNEX I-B, ANNEX I-C, ANNEX I-D and ANNEX I-E to this Amendment).

         2. Letter of Guarantor acknowledging that each of the Guarantees relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT B.

         3. Letter of Ameriquest Mortgage Company ("AMC") amending each of the AMC Guarantees and acknowledging that each of the AMC Guarantees as amended relates to the related Residual Financing Agreement as amended by this Amendment, in the form attached to this Amendment as EXHIBIT C.

         4. Opinion of Dewey Ballantine LLP, special counsel to Borrower and Guarantor, in form and substance satisfactory to Lender.

         5. Opinion of counsel to AMC, regarding due authorization, execution and delivery of the acknowledgement letter of AMC and such other matters as Lender shall reasonably request in form and substance satisfactory to Lender.

         6. Secretary's Certificate and Incumbency Certificate of Borrower (including good standing certificate of the Delaware Secretary of State and certified resolutions of Borrower's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         7. Secretary's Certificate and Incumbency Certificate of Guarantor (including good standing certificate of the Delaware Secretary of State and certified resolutions of Guarantor's board of directors relating to the Residual Financing Agreements as amended by this Amendment), in form and substance satisfactory to Lender.

         8. Secretary's Certificate and Incumbency Certificates of AMC (including good standing certificate of the Delaware Secretary of State and certified resolutions of AMC's board of directors relating to the amended AMC Guarantees), in form and substance satisfactory to Lender.

         9. Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

                                                                       EXHIBIT B
                                [LBAC LETTERHEAD]

                                  June 13, 2001



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("Guarantor") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, Guarantor and Lender, (iii) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, Guarantor and Lender, (iv) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (v) the Credit and Security Agreement dated as of June 15, 2000 by and among Borrower, Guarantor and Lender (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement"), (vi) the Credit and Security Agreement dated as of December 13, 2000 by and among Borrower, Lender and Guarantor (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-2 Agreement" and, collectively with the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement and the Original 2000-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement") among Borrower, Guarantor and Lender, (vii) the Guarantee by Guarantor dated as of January 30, 1998 (the "98-1 Guarantee") in favor of Lender, (viii) the Guarantee by Guarantor dated as of November 25, 1998 (the "98-2 Guarantee") in favor of Lender, (ix) the Guarantee by Guarantor dated as of August 12, 1999 (the "99-1 Guarantee") in favor of Lender, (x) the Guarantee by Guarantor dated as of December 9, 1999 (the "99-2 Guarantee"), (xi) the Guarantee by Guarantor dated as of June 15, 2000 (the "2000-1 Guarantee") and (xii) the Guarantee by Guarantor dated as of December 13, 2000 (the "2000-2 Guarantee" and, collectively with the 98-1 Guarantee, the 98-2 Guarantee, the 99-1 Guarantee, the 99-2 Guarantee and the 2000-1 Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "Guarantees", and each individually, a "Guarantee") in favor of Lender, and (xiii) Omnibus Amendment Agreement No. 6 dated as of June 13, 2001 (the "Amendment") among Borrower, Guarantor and Lender. The Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement, the

Original 2000-1 Agreement and the Original 2000-2 Agreement, each as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement", the "2000-1 Agreement" and the 2000-2 Agreement, respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in the 98-2 Agreement, the Third Additional Advance made under and as defined in the 99-1 Agreement, the Second Additional Advance made under and as defined in the 99-2 Agreement, the Additional Advance made under and as defined in the 2000-1 Agreement and the Additional Advance made under and as defined in the 2000-2 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "Obligations" under the related Guarantee, and (iv) all of the terms of the Guarantees, as amended, supplemented or otherwise modified prior to the date hereof and as confirmed by this letter, remain in full force and effect and are hereby ratified and confirmed in all respects.

                                             Very truly yours,

                                             LONG BEACH ACCEPTANCE CORP.


                                             By:      __________________________
                                                      Name:
                                                      Title:


AGREED AND ACCEPTED:

GREENWICH CAPITAL MARKETS, INC.




By:      __________________________
         Name:
         Title:

                                                                       EXHIBIT C
                                [AMC LETTERHEAD]

                                  June 13, 2001



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

         Reference is made to (i) the Credit and Security Agreement dated as of January 30, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-1 Agreement") among Long Beach Acceptance Receivables Corp. ("Borrower"), Long Beach Acceptance Corp. ("LBAC") and Greenwich Capital Financial Products, Inc. ("Lender"), (ii) the Credit and Security Agreement dated as of November 25, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 98-2 Agreement") among Borrower, LBAC and Lender, (iii) the Credit and Security Agreement dated as of August 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-1 Agreement") among Borrower, LBAC and Lender,
(iv) the Credit and Security Agreement dated as of December 9, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 99-2 Agreement"), (v) the Credit and Security Agreement dated as of June 15, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-1 Agreement"), (vi) the Credit and Security Agreement dated as of December 13, 2000 by and among Borrower, Lender and Guarantor (as amended, supplemented or otherwise modified prior to the date hereof, the "Original 2000-2 Agreement" and, collectively with the Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2 Agreement and the Original 2000-1 Agreement, the "Original Residual Financing Agreements", and each individually, an "Original Residual Financing Agreement"),
(vii) the AMC Guarantee by Ameriquest Mortgage Company (as successor of Long Beach Mortgage Company) dated as of January 30, 1998 (the "98-1 AMC Guarantee") in favor of Lender, (viii) the AMC Guarantee by Ameriquest Mortgage Company dated as of November 25, 1998 (the "98-2 AMC Guarantee"), (ix) the AMC Guarantee by Ameriquest Mortgage Company dated as of August 12, 1999 (the "99-1 AMC Guarantee") in favor of Lender, (x) the AMC Guarantee by Ameriquest Mortgage Company dated as of December 9, 1999 (the "99-2 AMC Guarantee") in favor of Lender, (xi) the AMC Guarantee by Ameriquest Mortgage Company dated as of June 15, 2000 (the "2000-1 AMC Guarantee") and (xii) the Guarantee by Guarantor dated as of December 13, 2000 (the "2000-2 Guarantee" and, collectively with the 98-1 AMC Guarantee, the 98-2 AMC Guarantee, the 99-1 AMC Guarantee and the 99-2 AMC Guarantee and as amended, supplemented or otherwise modified prior to the date hereof the "AMC Guarantees", and each individually, an "AMC Guarantee"), (xiii) the Guarantee by LBAC dated as of January 30, 1998 (the "98-1 LBAC Guarantee") in favor of Lender, (xiv) the Guarantee by LBAC dated as of November 25, 1998 (the "98-2 LBAC Guarantee") in favor of Lender, (xv) the Guarantee by LBAC dated as of August 12, 1999 (the "99-1 LBAC Guarantee") in favor of Lender, (xvi) the Guarantee by LBAC dated as of December 9, 1999 (the "99-2 LBAC

Guarantee") in favor of the Lender, (xvii) the Guarantee by LBAC dated as of June 15, 2000 (the "2000-1 LBAC Guarantee") in favor of the Lender, (xviii) the Guarantee by LBAC dated as of December 13, 2000 (the "2000-2 LBAC Guarantee" and, collectively with the 98-1 LBAC Guarantee, the 98-2 LBAC Guarantee, the 99-1 LBAC Guarantee, the 99-2 LBAC Guarantee and the 2000-1 LBAC Guarantee, and as amended, supplemented or otherwise modified prior to the date hereof, the "LBAC Guarantees", and each individually, an "LBAC Guarantee") in favor of Lender, (xix) Omnibus Amendment Agreement No. 6 dated as of June 13, 2001 (the "Amendment") among Borrower, LBAC, as guarantor, and Lender. The Original 98-1 Agreement, the Original 98-2 Agreement, the Original 99-1 Agreement, the Original 99-2, the Original 2000-1 Agreement and the Original 2000-2 Agreement, as amended by the Amendment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the respective terms thereof are referred to herein as the "98-1 Agreement", the "98-2 Agreement", the "99-1 Agreement", the "99-2 Agreement", the "2000-1 Agreement" and the 2000-2 Agreement, respectively, and collectively, the "Residual Financing Agreements", and each individually, a "Residual Financing Agreement". Capitalized terms used but not otherwise defined herein are used as defined in the applicable AMC Guarantee.

         For good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we hereby agree and confirm that (i) we unconditionally and irrevocably guarantee to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by LBAC when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the LBAC Obligations, (ii) all Loans outstanding under each Residual Financing Agreement (including without limitation the Additional Advance made under and as defined in the 98-2 Agreement, the Third Additional Advance made under and as defined in the 99-1 Agreement, the Second Additional Advance made under and as defined in the 99-2 Agreement, the Additional Advance made under and as defined in the 2000-1 Agreement and the Additional Advance made under and as defined in the 2000-2 Agreement) (in each case together with interest accrued thereon pursuant to the terms of such Residual Financing Agreement) shall constitute "Obligations" under such Residual Financing Agreement, (iii) all "Obligations" under each Residual Financing Agreement shall constitute "LBAC Obligations" under the related AMC Guarantee, as amended by this letter, and (iv) all of the terms of the AMC Guarantees, as confirmed by this letter, and as amended, supplemented or otherwise modified prior to the date hereof remain in full force and effect and are hereby ratified and confirmed in all respects.

                                             Very truly yours,

                                             AMERIQUEST MORTGAGE COMPANY


                                             By:      __________________________
                                                      Name:
                                                      Title:

                                                                       ANNEX I-A

                                                                       EXHIBIT I

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                   June 13, 2001

Amount: U.S. $3,081,108.04

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 98-2 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Three Million, Eighty-one Thousand, One Hundred Eight Dollars and Four Cents (U.S $3,081,108.04) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 98-2 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 98-2 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 98-2 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of November 25, 1998 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "98-2 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 98-2 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 98-2 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                         LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                         By:  __________________________________
                                              Name:
                                              Title:


                                     I-A-1

                                                                       ANNEX I-B

                                                                       EXHIBIT N

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                   June 13, 2001

Amount: U.S. $8,453,378.31

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 99-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Eight Million, Four Hundred Fifty-three Thousand, Three Hundred Seventy-eight Dollars and Thirty-one Cents (U.S. $8,453,378.31) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 99-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 99-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 99-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of August 12, 1999 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "99-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 99-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 99-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                        LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                        By:   __________________________________
                                              Name:
                                              Title:


                                     I-B-1

                                                                       ANNEX I-C

                                                                       EXHIBIT L

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                   June 13, 2001

Amount: U.S. $7,091,447.81

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 99-2 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Seven Million, Ninety-one Thousand, Four Hundred Forty-seven Dollars and Eighty-one Cents (U.S $7,091,447.81) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 99-2 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 99-2 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 99-2 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of December 9, 1999 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "99-2 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 99-2 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 99-2 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                       LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                       By:    __________________________________
                                              Name:
                                              Title:


                                     I-C-1

                                                                       ANNEX I-D

                                                                       EXHIBIT I

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                   June 13, 2001

Amount: U.S. $6,616,203.80

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 2000-1 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Six Million, Six Hundred Sixteen Thousand, Two Hundred Three Dollars and Eighty Cents (U.S $6,616,203.80) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 2000-1 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 2000-1 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 2000-1 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of June 15, 2000 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "2000-1 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 2000-1 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 2000-1 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                        LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                        By:   __________________________________
                                              Name:
                                              Title:


                                     I-D-1

                                                                       ANNEX I-E

                                                                       EXHIBIT I

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


                                                                   June 13, 2001

Amount: U.S. $2,809,767.60

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the "Borrower") unconditionally promises to pay on the Maturity Date (as defined in the 2000-2 Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of Two Million, Eight Hundred Nine Thousand, Seven Hundred Sixty-seven Dollars and Sixty Cents (U.S $2,809,767.60) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the 2000-2 Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the 2000-2 Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the 2000-2 Agreement.

         This Note is issued pursuant to the terms of a Credit and Security Agreement dated as of December 13, 2000 among Borrower, Lender and Long Beach Acceptance Corp., as Guarantor (as amended from time to time, the "2000-2 Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the 2000-2 Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the 2000-2 Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                        LONG BEACH ACCEPTANCE RECEIVABLES CORP.


                                        By:   __________________________________
                                              Name:
                                              Title:


                                     I-E-1

                                                                        ANNEX II

                                                                       EXHIBIT H

                 FORM OF ADDITIONAL ADVANCE NOTICE OF BORROWING




June 12, 2001

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.11 of that certain Credit and Security Agreement, dated as of [____________] (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the "AGREEMENT", the terms defined therein being used herein as defined therein), by and among Greenwich Capital Financial Products, Inc., as Lender, the undersigned, as Borrower, and Long Beach Acceptance Corp., as Guarantor, the undersigned hereby requests a Loan in an aggregate principal amount equal to $_________________, to be disbursed in the manner provided below.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         A. the representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof; and

         B. no Default, Event of Default or Other RF Event of Default has occurred and is continuing.

         DISBURSEMENT INSTRUCTIONS:

                                        Very truly yours,


                                        Long Beach Acceptance Receivables Corp., as Borrower


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       ANNEX III

                                                                       EXHIBIT M

              FORM OF THIRD ADDITIONAL ADVANCE NOTICE OF BORROWING




June 12, 2001

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.13 of that certain Credit and Security Agreement, dated as of [____________] (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the "AGREEMENT", the terms defined therein being used herein as defined therein), by and among Greenwich Capital Financial Products, Inc., as Lender, the undersigned, as Borrower, and Long Beach Acceptance Corp., as Guarantor, the undersigned hereby requests a Loan in an aggregate principal amount equal to $_________________, to be disbursed in the manner provided below.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         A. the representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof; and

         B. no Default, Event of Default or Other RF Event of Default has occurred and is continuing.

         DISBURSEMENT INSTRUCTIONS:

                                        Very truly yours,


                                        Long Beach Acceptance Receivables Corp., as Borrower


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                     III-1

                                                                        ANNEX IV

                                                                       EXHIBIT K

              FORM OF SECOND ADDITIONAL ADVANCE NOTICE OF BORROWING




June 12, 2001

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.12 of that certain Credit and Security Agreement, dated as of [____________] (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the "AGREEMENT", the terms defined therein being used herein as defined therein), by and among Greenwich Capital Financial Products, Inc., as Lender, the undersigned, as Borrower, and Long Beach Acceptance Corp., as Guarantor, the undersigned hereby requests a Loan in an aggregate principal amount equal to $_________________, to be disbursed in the manner provided below.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         A. the representations and warranties contained in Section 4 of the Agreement are true and correct as of the date hereof; and

         B. no Default, Event of Default or Other RF Event of Default has occurred and is continuing.

         DISBURSEMENT INSTRUCTIONS:

                                       Very truly yours,


                                       Long Beach Acceptance Receivables Corp., as Borrower


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                     IV-1